Evergreen

GLOBAL AND INTERNATIONAL FUNDS

Semiannual Report
as of April 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen Global and International Funds: Semiannual Report as of April 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With approximately $218 billion* in assets under management for more than 4 million individual investors, we have a 70-year track record of successful investing. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2002

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen Funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders
June 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen Global and International Funds, which covers the six-month period ended April 30, 2002.

The international markets performed relatively well over the past six months. Year-to-date gains of approximately 0.50% for the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (MSCI EAFE Free) compared to losses of -5.84% for the Standard & Poor’s 500 Index (S&P 500) lend further credence to the importance of diversification in investing. We believe that prospects for global economic recovery are improving. The United States appears headed for moderate growth, characterized by low inflation and a steady Federal Reserve Board policy. The United States consumer has remained active and as demand in the U.S. improves, so should opportunities for many of the world’s economies. Past strength of the U.S. has allowed foreign producers to introduce their products into the United States market where they now provide additional competition. The monetary policies of the major central banks (G-7 central banks) have all had an expansionary bias and we believe we will now see the benefits of such policies.

Overseas, emerging markets have been the top performers. Out of favor for much of the last half decade, valuations now look attractive and the prospects for global recovery may bode well for many of these export-driven economies. Japan has been weighed down by a long economic malaise, but the economy is showing beginning signs of a recovery. In Europe, companies are taking steps to improve profitability, which should leverage their profit opportunity as economic growth improves. We believe valuations remain attractive in international markets, especially because economic expansion in the United States would strongly benefit major export nations, especially emerging markets.

Diversification remains important

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President & CEO
Evergreen Investments

Dennis H. Ferro
Chief Investment Officer
Evergreen Investments

EVERGREEN
Emerging Markets Growth Fund
Fund at a Glance as of April 30, 2002

“In general, emerging markets did extremely well during the period. Stock prices, which had been very low, reacted quickly to growing evidence of economic stabilization and even a resumption of growth in the U.S. and other developed markets.”

PORTFOLIO MANAGEMENT TEAM

International Team

Lead Manager: Liu-Er Chen, CFA

PERFORMANCE AND RETURNS2

Portfolio Inception
Date: 9/6/1994	Class A	Class B	Class C	Class I

Class Inception Date	9/6/1994	9/6/1994	9/6/1994	9/6/1994

6-month return with sales charge	30.15%	32.75%	35.69%	N/A

6-month return w/o sales charge	38.10%	37.75%	37.69%	38.36%

Average Annual Returns*

1 year with sales charge	8.16%	9.08%	12.06%	N/A

1 year w/o sales charge	14.71%	14.08%	14.06%	15.24%

5 year	-1.34%	-1.33%	-0.89%	0.18%

Since Portfolio Inception	-1.31%	-1.27%	-1.25%	-0.25%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Emerging Markets Growth Fund Class A shares,2 versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Consumer Price Index (CPI).

The MSCI EMF is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs 12b-1 fees of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. Returns reflect expense limits previously in effect, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
Emerging Markets Growth Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 38.10% during the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital International Emerging Markets Free Index returned 33.67%, while the median return of emerging markets mutual funds was 31.50%, according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$57,339,618

Number of Holdings	157

Beta*	1.23

P/E Ratio	18.4x

*As of 3/31/2002

What factors affected performance during the six months?

In general, emerging markets did extremely well during the period. Stock prices, which had been very low, reacted quickly to growing evidence of economic stabilization and even a resumption of growth in the U.S. and other developed markets. Low interest rates, the result of rate cuts by the Federal Reserve and the central banks of other industrialized nations, added liquidity to the emerging markets and contributed to optimism that the global economy was stabilizing.

These generally favorable conditions helped drive the fund’s strong performance, both on an absolute basis and relative to industry and competitive benchmarks. Investments in virtually all markets contributed to performance. The most notable exception was in Brazil, a market hurt by political uncertainty over upcoming presidential elections, the country’s large external debt and exposure to the financial crisis in neighboring Argentina.

TOP 5 SECTORS
(as a percentage of 4/30/2002 net assets)

Financials	18.6%

Telecommunication Services	16.6%

Information Technology	12.2%

Consumer Staples	12.0%

Materials	11.0%

What were your principal strategies?

We tend to focus on stock selection, rather than making major decisions to underweight or overweight different countries or markets. Our emphasis is on company fundamentals and stock valuations. In general, we focus on stocks in industries where the local economies have competitive edges. During the six months, we gradually repositioned the portfolio to place more emphasis on defensive consumer stocks, such as brewers, soft drink and food companies, and commodity resource companies. As a broad statement, the best resource companies tend to be in the emerging markets; and as commodity prices rise, resource companies should be the first to benefit.

TOP 10 COUNTRIES
(as a percentage of 4/30/2002 net assets)

South Korea	17.5%

Mexico	13.1%

Taiwan	10.6%

Brazil	9.6%

Hong Kong	7.6%

Russia	5.8%

South Africa	5.6%

India	5.6%

Malaysia	5.3%

Indonesia	2.5%

What types of investments had the greatest impact on performance during the period?

Our stock selection was very good. One of the best performers was Samsung, the Korean electronics company that has grown to a global leadership position in consumer electronics. Another very strong performer was Pliva, a Croatian pharmaceuticals corporation whose stock price doubled during the six months. In China, we had a very

EVERGREEN
Emerging Markets Growth Fund
Portfolio Manager Interview

successful holding in Techtronic Industries, which manufactures power tools that are sold by leading global retailers, including Home Depot and Wal-Mart.

Several investments in Mexico did very well, including Fometo Economico Mexicanao (FEMSA), a large brewing and soft drink company that also owns a half-interest in Coca-Cola bottling companies in Mexico.

Our investments in several resource, metals and mining stocks based in the United Kingdom and South Africa also posted gains as commodity prices rose on expectation of a renewal of global economic growth.

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

Samsung Electronics Co., Ltd.	3.7%

Pliva DD, GDR	2.0%

Taiwan Semiconductor Manufacturing Co., Ltd.	1.9%

Lukoil Holding, ADR	1.9%

Samsung Electronics Co., Ltd.	1.7%

Telefonos de Mexico Sa de CV, ADR	1.7%

Petroleo Brasileiro SA, ADR	1.5%

China Telecom (Hong Kong), Ltd.	1.4%

United Microelectronics Corp.	1.4%

Bank Polska Kasa Opieki Grupa	1.4%

What is your outlook for emerging market investing?

We believe the opportunities in the emerging markets remain very attractive. Based on company fundamentals, stock prices tend to be cheap. Low short-term interest rates that encourage investment tend to help emerging markets, as does the growing evidence that the global economy is stabilizing after a period of slowing growth in 2001.

We will continue to emphasize individual stock selection rather than trying to make major decisions to overweight or underweight various countries. However, because of the severity of the economic and financial problems in Argentina and Brazil, we will be extremely careful about investments in those two markets. In general, we expect to continue our focus on defensive consumer stocks, such as beverages and food companies, and the natural resource and mining companies.

EVERGREEN
Global Leaders Fund
Fund at a Glance as of April 30, 2002

“...we will continue to look for companies with predictable businesses and stable earnings growth. Because of the interdependency of the world’s financial markets, we expect that the progress of an economic recovery in the U.S. will affect international markets as well.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team and International Team

Lead Managers:
Gilman C. Gunn & Patricia Bannan, CFA

PERFORMANCE AND RETURNS2

Portfolio Inception
Date: 11/1/1995	Class A	Class B	Class C	Class I

Class Inception Date	6/3/1996	6/3/1996	6/3/1996	11/1/1995

6-month return with sales charge	-0.34%	0.31%	3.32%	N/A

6-month return w/o sales charge	5.75%	5.31%	5.32%	5.87%

Average Annual Returns*

1 year with sales charge	-13.92%	-13.93%	-11.23%	N/A

1 year w/o sales charge	-8.68%	-9.40%	-9.41%	-8.50%

5 year	3.48%	3.62%	3.94%	5.00%

Since Portfolio Inception	6.35%	6.63%	6.60%	7.59%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Global Leaders Fund Class A shares,2 versus a similar investment in the Morgan Stanley Capital International World Free Index (MSCI World Free) and the Consumer Price Index (CPI).

The MSCI World Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of the fund’s Class I shares, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would be lower. Returns reflect expense limits previously in effect, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
Global Leaders Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 5.75% for the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital International World Free Index returned 3.29%. The median return of global funds was 5.23% according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$339,148,483

Number of Holdings	117

Beta*	0.83

P/E Ratio	28.5X

*As of 3/31/2002

What was the investment environment like during the six months?

In the U.S. markets, we saw several distinct phases during the six-month period. We began with a rally that resulted from the sharply oversold levels experienced after the September 11 terrorist attacks. This rally lasted through the final months of 2001, but the market quickly retreated in January as fears of accounting problems surfaced. In late February the market rallied again as economic indicators suggested the recovery would be more robust than had originally been expected. Once again, however, the market gave up those gains as expectation got ahead of reality. Value issues outperformed growth issues for the period, which is not surprising given the amount of uncertainty regarding the economy and corporate profits.

The slow growth environment in the U.S. markets had a ripple effect throughout international markets and caused some hesitancy on a global level. In addition to the stagnant economy in the U.S., the lack of investor confidence resulting from the terrorist attacks and accounting issues meant that international markets outperformed U.S. markets. The Morgan Stanley Capital International EAFE Free Index was up 4.73% for the six-month period, while the Standard & Poor’s 500 Index (S&P 500) was up only 2.29%.

TOP 5 SECTORS
(as a percentage of 4/30/2002 net assets)

Financials	17.2%

Consumer Discretionary	17.0%

Consumer Staples	15.3%

Health Care	14.9%

Information Technology	10.1%

What factors affected performance?

The fund’s outperformance versus its benchmark was primarily due to stock selection in the international portion of the portfolio. During the period, the portfolio generally was allocated 50% domestically and 50% internationally. For the six-month period covered in this report, the U.S. stock market showed a tremendous amount of volatility. Although the S&P 500 managed to produce a small gain, this gain masks the severe rotation underlying the market. With no clear picture regarding the sustainability of economic growth or earnings recovery, many sectors found it difficult to hold the large gains they had achieved in the fourth quarter of 2001.

On the international side, we positioned the portfolio defensively, in terms of industry and company selection, and that served us well. We focused on industries like tobacco and food and beverage that have fairly predictable sales, earnings growth and cash flow. We minimized exposure to technology and telecommunications companies, which also proved sound. Throughout the period, industry selection was a more important factor than country selection, but we concentrated holdings in countries with lower volatility, stable returns and reasonable valuation levels. Finally, we made an attempt to reduce unnecessary risk in the portfolio by selling stocks that we considered overvalued.

EVERGREEN
Global Leaders Fund
Portfolio Manager Interview

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

Luxottica Group SpA, ADS	3.1%

Logitech International SA	2.4%

Citigroup, Inc.	2.3%

United Technologies Corp.	2.3%

Wal-Mart Stores, Inc.	1.9%

Swiss Reinsurance Co.	1.8%

Sony Corp.	1.7%

Reckitt Benckiser Plc	1.7%

Coloplast A/S	1.7%

Exxon Mobil Corp.	1.7%

What types of investments performed well in the portfolio?

The best performers in the U.S. portion of the portfolio were stable earners such as Anheuser Busch, Coca-Cola and Kraft. We also had positive contributions from industrial companies such as United Technologies Corp. and 3-M Corporation. All of these companies have high quality, experienced and respected management teams, and their stocks offered attractive value.

The international companies that contributed positively to the fund’s performance included Luxottica Group, an Italian company that manufactures sunglass frames and lenses. The company owns two U.S. companies, Lenscrafters and Sunglass Hut, which provide a captive distribution channel in the U.S. Luxottica is an industry leader with a predictable business and has been somewhat recession resistant. We also benefited from the performance of Logitech International, a Swiss company that is an innovative producer of ergonomically designed personal computer mice and peripheral gear. Although the personal computer business has dragged in recent months, business was good for Logitech.

What types of investments negatively affected performance?

On the domestic side, many large cap, widely owned stocks had poor showings during the six-month period. In particular, the fund’s performance was hurt by large holdings in Citigroup, American International Group and General Electric.

Internationally, just as in the domestic markets, the technology and telecommunications sectors were disappointing. While we were underweighted in both sectors, we still held some companies in these sectors, which detracted from performance. Holdings in the computer services, data processing and financial services industries also had a negative impact. In order to add names that were less expensively valued, we sold several positions in the luxury goods area that were still considered global leaders. One company we sold was Ferretti, a manufacturer of luxury yachts. Despite management’s claims to the contrary, we were not comfortable with their assertion that their client base was recession-proof.

TOP 10 COUNTRIES
(as a percentage of 4/30/2002 net assets)

United States	57.6%

United Kingdom	7.3%

Japan	6.3%

France	4.5%

Italy	4.5%

Switzerland	4.2%

Canada	3.9%

Netherlands	3.1%

Austria	3.0%

Germany	2.5%

What is your outlook?

Our domestic outlook for the first quarter of 2002 was not necessarily in line with the rather pessimistic views held by many U.S. economists; and our prediction for a mild recovery turned out to be fairly accurate. We expect the economy will continue to be somewhat sluggish in the coming months, because we believe that consumers will have difficulty keeping up the pace of spending that kept the economy afloat over the last six to nine months. We are a bit more optimistic on the industrial side where inventories have been worked down to very low levels. We believe the key to sustained economic growth is corporate profits, and we will monitor them closely in the coming months as an indicator of future economic activity.

EVERGREEN
Global Leaders Fund
Portfolio Manager Interview

Internationally, we expect things to continue as they have in recent months. Most of the world’s major markets are experiencing a period of relative equilibrium and, therefore, industry and stock selection are critical. It is only in periods of disequilibrium that macroeconomic issues and country or regional issues become more important. We are always vigilant about monitoring macroeconomic trends in emerging markets. That being said, we will continue to look for companies with predictable businesses and stable earnings growth. Because of the interdependency of the world’s financial markets, we expect that the progress of an economic recovery in the U.S. will affect international markets as well.

EVERGREEN
Global Opportunities Fund
Fund at a Glance as of April 30, 2002

“While it is difficult to pinpoint the exact timing of the eventual upswing, we believe current signs point to a better U.S. business environment in the fourth quarter of 2002 or early in 2003.”

PORTFOLIO MANAGEMENT TEAM

Small/Mid Cap Growth Team and International Team

Lead Managers:
J. Gary Craven, CFA, CPA & Francis X. Claró, CFA

PERFORMANCE AND RETURNS2

Portfolio Inception

Date: 3/16/1988	Class A	Class B	Class C	Class I

Class Inception Date	3/16/1988	2/1/1993	2/1/1993	1/13/1997

6-month return with sales charge	3.18%	4.00%	7.04%	N/A

6-month return w/o sales charge	9.47%	9.00%	9.04%	9.56%

Average Annual Returns*

1 year with sales charge	-9.68%	-9.69%	-6.82%	N/A

1 year w/o sales charge	-4.20%	-4.94%	-4.92%	-4.15%

5 year	7.13%	7.37%	7.61%	8.42%

10 year	10.41%	10.31%	10.33%	11.14%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Global Opportunities Fund Class A shares,2 versus a similar investment in the Morgan Stanley Capital International World Free Index (MSCI World Free), the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The MSCI World Free and the Russell 2000 Growth are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would be lower while returns for Class I would be higher. Returns reflect expense limits previously in effect, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
Global Opportunities Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 9.47% for the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital International World Free Index returned 3.29%, and the Russell 2000 Growth Index returned 10.40%. The median return of global small cap funds was 10.65% according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$155,275,796

Number of Holdings	185

Beta*	1.09

P/E Ratio	26.6x

*As of 3/31/2002

What was the investment environment like during the period?

A lot occurred over the last six months, starting with the decline in the markets immediately after the terrorist attacks. Initially, investors seemed to be apprehensive, concerned that the economy might really be in for a jolt, but that did not happen. Strong economic news indicated that a recovery was underway, but the recovery was not evident in first quarter earnings and stocks trailed off, particularly in April.

The international investment environment was somewhat difficult due to negative equity performance before September, but that brought valuations down and we found some attractive opportunities. Both investors and businesses were cautious, waiting for better economic figures before renewing investing. Technology remained lackluster, but we saw some interest in companies that provide consistent cash flows. Multiples on more traditional companies rose, while they declined on more aggressive companies. Investors’ risk appetites were still down, bringing a renewed appreciation for stable cash flows.

What factors affected the fund’s performance?

The domestic portfolio was still primarily influenced by technology stocks. We were well positioned for the rally at the end of 2001 after increasing our technology weighting. The sector performed well from September through February of 2002, but gave back the gains during March and April. We maintain a fairly aggressive stance toward this sector because we believe it will lead to higher total return over time; however, it may also lead to higher volatility in the domestic portion, which is somewhat offset by a lower volatility portfolio on the international side. Because the U.S. has always been a leader in new technologies, we emphasize the sector in the domestic portion of the portfolio.

Internationally, we increased our weighting in Japan to take advantage of a market rally resulting from measures introduced by the Japanese government in February and March to stimulate the economy. Valuations in emerging markets are the most attractive among all international markets. These areas have benefited from a flow of funds out of developed markets into lower-valued stocks, and also from investor perception that a rebound in global GDP growth would improve emerging market prospects. European markets have been fairly stable and both GDP growth and the markets have been less volatile than the U.S. Globally, smaller cap companies have been outperforming larger caps, due primarily to their attractive valuation profiles.

TOP 10 COUNTRIES
(as a percentage of 4/30/2002 net assets)

United States	38.8%

United Kingdom	10.4%

Netherlands	6.3%

Japan	5.6%

Germany	5.0%

France	4.8%

Italy	3.6%

Canada	3.3%

Switzerland	2.4%

Russia	2.1%

EVERGREEN
Global Opportunities Fund
Portfolio Manager Interview

What types of investments contributed positively to the fund’s performance?

Consumer-related stocks performed well during the period and retail stocks were very strong, up over 60% for the six-month period. Several notable names include Chico’s FAS, Inc., a specialty retailer of exclusively designed, private label women’s clothing; their stock doubled during the period. Gymboree Corp., another specialty retailer that manufactures high quality apparel, accessories and play programs for children, also doubled during the period. Education stocks and casino and gaming stocks posted strong performance as well.

Internationally, we own several smaller and mid-sized companies, such as Puma and Adidas, that trade at substantial discounts to their large cap counterparts, such as Nike. Puma has been at the forefront of the crossover between fashion and athletic footwear with soaring backlogs and sales. The stock increased 141.66% during the period, yet is still trading at an attractive multiple. A significant position in Autoliv, Inc., a Swedish supplier of auto parts and safety products such as airbags, also contributed to performance. The company is restructuring, increasing its margins, and benefiting from increased spending on auto safety. CSN, a Brazilian steel producer, which is among the lowest cost producers in the world and trades at a discount to its peers in the West was another strong performer. Alpine Electronics, a Japanese company that supplies car stereos to Honda, BMW and Mercedes, is profiting from the market share gains these companies have achieved in the auto sector.

What types of investments had a negative impact on performance?

The weakest sector domestically was software, which is suffering from a lack of corporate spending. Many companies with excellent technology and strong competitive positions are floundering in the business recession. Netegrity, Inc., which designs, develops, markets and supports software for controlling user access to electronic commerce applications, was down 25% during the period. Another example is Internet Security Systems, Inc., a pioneer in security software that deals with information protection solutions dedicated to protecting online assets. We still own Netegrity, because we believe that business will return and we want to be positioned to take advantage of that trend.

On the international side, we were hurt by weightings in the health and medical sector when several of our biotechnology and pharmaceutical holdings declined during a difficult environment. In particular, Cambridge Antibody Technology, a British biotechnology company, and Cochlear, an Australian medical device company, performed poorly.

TOP 5 SECTORS
(as a percentage of 4/30/2002 net assets)

Consumer Discretionary	30.1%

Information Technology	13.4%

Industrials	12.4%

Health Care	11.2%

Consumer Staples	10.6%

What strategies are you currently employing and do you anticipate any changes?

Although we maintain an overall aggressive approach in the domestic portfolio, we have been more defensive recently because of the difficult environment that many high-growth companies face. We have maintained a neutral weighting in technology and have been underweighted in telecommunications--the bleakest area in high tech. We have been overweighted in healthcare, and healthcare services contributed positively to performance during the period.

We would like to remind investors that small growth stocks are characterized by large price swings over short periods of time, so a long-term outlook is important. Historically, this asset class has advanced during times of technological innovation and we believe there is still room for further advances. We do not attempt to distinguish ourselves on the downswings; rather, we position the portfolio for potentially strong returns during the upswings.

Internationally, we remain cautious on technology and are waiting to see an increase in technology spending. From an equity standpoint, we are looking for companies that have an increasing earnings profile with relatively low valuations, based on a historical or sector perspective. We believe investors will continue to reward consistency in earnings, but anticipate a flow to higher-beta stocks once the market regains its footing.

EVERGREEN
Global Opportunities Fund
Portfolio Manager Interview

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

BE Semiconductor Industries	2.1%

Puma AG	1.6%

Electronics Boutique Plc	1.4%

Autoliv, Inc.	1.4%

Vendex International NV	1.3%

Campari Group	1.3%

Buhrmann NV	1.3%

Steel Dynamics, Inc.	1.3%

Continental AG	1.3%

Corus Group	1.2%

What is your outlook?

While it is difficult to pinpoint the exact timing of the eventual upswing, we believe current signs point to a better U.S. business environment in the fourth quarter of 2002 or early in 2003. Traditionally, the stock market anticipates the upswing, so although it may be difficult for several more months, we do believe that investors will be rewarded in a fairly short time frame, and we are managing the domestic portion of the fund to be positioned for such a trend.

We believe global recovery will be strongly influenced by the amount of follow-through in U.S. growth after the strong first quarter of 2002. European markets should be fairly stable, because growth there has been less volatile and should therefore increase less. We are currently underweighted in Japan relative to the fund’s benchmark and are cautious about its prospects in the absence of any meaningful reform. We think the country will plod along and its export sector will be dependent on prospects for a cyclical recovery. The emerging markets still present some attractive opportunities, but will also need to fuel recovery in developing market growth in order to continue their bullish trend.

EVERGREEN
International Bond Fund
Fund at a Glance as of April 30, 2002

“As conditions in the international bond market change, we will continue to employ the fund’s flexible management philosophy and pay close attention to credit analysis--focusing on realizing attractive returns over the long term.”

PORTFOLIO MANAGEMENT TEAM

Evergreen International Advisors Team

Lead Manager: George R. McNeill

PERFORMANCE AND RETURNS

Portfolio Inception
Date: 12/15/1993	Class I	Class IS

Class Inception Date	12/15/1993	12/15/1993

6-month return	-0.30%	-0.42%

Average Annual Returns

1 year	6.88%	6.71%

5 year	3.03%	2.81%

Since Portfolio Inception	3.37%	3.13%

30-day SEC Yield	5.69%	5.44%

6-month income dividends per share	$0.16	$0.15

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen International Bond Fund Class I shares,2 versus a similar investment in the J.P. Morgan Global Government Index excluding U.S. (JPMGXUS) and the Consumer Price Index (CPI).

The JPMGXUS is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Fixed-Income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I shares prior to 8/31/1998 is based on the performance of the Class Y shares of the fund’s predecessor fund, CoreFund Global Bond Fund. Class I does not pay a 12b-1 fee. Historical performance shown for Class IS prior to 8/31/1998 is based on the performance of the Class A shares of the fund’s predecessor fund, CoreFund Global Bond Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS shares. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
International Bond Fund
Portfolio Manager Interview

How did the fund perform over the past six months?

The fund’s Class I shares had a total return of -0.30% for the six-month period ended April 30, 2002. In comparison, the fund’s benchmark, the J.P. Morgan Global Government Index excluding U.S. (JPMGXUS) returned -2.19% for the same time period. We attribute the fund’s negative return to the rising yield environment that took place over much of the fiscal period, as rising yields push bond prices lower. While we do not like to see negative returns, the fund’s stronger performance relative to the index is notable.

We attribute the fund’s outperformance of the JPMGXUS to the fund’s shorter duration relative to the index, which limited price erosion when yields rose. Expressed in years, duration measures a portfolio’s sensitivity to interest rate changes. Lengthening duration increases interest rate sensitivity and conversely, shortening duration enhances price stability.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$60,084,740

Average Credit Quality*	A+

Effective Maturity	6.0 years

Average Duration	4.8 years

*Source: Standard & Poor’s

Why did yields rise?

Yields rose internationally as investors anticipated an end to accommodative monetary policies in the United States, the United Kingdom and the Eurozone. Eurozone countries are those comprising the European Monetary Union and include Austria, Belgium, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Portugal and Spain. In the United States, the Federal Reserve Board lowered interest rates throughout 2001 to stimulate its stubbornly slow economy. The Fed’s actions were particularly aggressive after the tragic events of September 11 as they sought to avoid a significant downturn. These cuts were accompanied by similar actions in the United Kingdom and Eurozone, although in the Eurozone, rates were lowered at a more cautious pace.

By the end of 2001, signs of stronger U.S. growth began to appear. Market sentiment shifted favorably with the economy’s healthier outlook. Investors began to think the Fed would stop lowering rates and perhaps even raise them, longer term. This change in forecast caused investors to push yields higher and prices lower. Because international monetary authorities were expected to adopt the same strategy as the Fed, international yields also climbed higher.

Portfolio Composition
(based on 4/30/2002 portfolio assets)

What strategies did you use to manage the fund?

We actively managed asset allocation by country as well as the fund’s currency positions. We also shortened duration, which enhanced price stability. Eurozone holdings were increased because of the relative attractiveness of their yields, as well as their potential for total return. Mid-way through the period, we reduced exposure to the government debt of developed countries--specifically Eurobonds with the longest maturities, such as those of Norway and Hong Kong. We then redeployed assets into the corporate bonds of developed countries and the government debt in the emerging markets. Emerging market positions included Hungarian forint-denominated bonds, and bonds in Columbia, Romania, Egypt, Russia, Malaysia, Brazil and South Africa, which were denominated in currencies with large liquid markets. These currencies included the U.S. dollar, British sterling and the Euro. Each of these holdings was thoroughly analyzed and is constantly monitored. Furthermore, we selected bonds with short durations, which helped limit risk.

In currencies, the fund maintained a substantial position in Australian dollars, British sterling and U.S. dollars for most of the period. Within the last two months, however, we reduced

EVERGREEN
International Bond Fund
Portfolio Manager Interview

both the Australian and U.S. dollar holdings, redirecting assets into the Euro and Japanese yen. We selected the Euro to take advantage of attractive market conditions in the Eurozone; and the new yen holdings enabled the fund to better reflect the JPMGXUS. Until that time, the fund had no yen exposure compared to the JPMGXUS weighting of 35%. At the end of the period, the fund’s Japanese yen position stood at 20% of net assets.

Portfolio Quality
(based on 4/30/2002 market value of bonds)

What is your outlook over the next six months?

We believe international interest rates have reached their lows for this economic cycle. The outlook for international economies remains unclear, however, and event risk is still high. Consequently, we do not expect to see an increase in rates for the foreseeable future. Furthermore, when the monetary authorities do push rates higher, we believe the increases will be cautious and small.

In the months ahead, we think a more solid economic outlook, combined with the attractive yields available in the larger markets of the Eurozone and some of the developing markets in both Eastern Europe and the Far East, could enable bonds in these countries to outperform other sectors of the international bond market. This could put an end to the dominant strength demonstrated by the U.S. dollar for the past five years, as investors strive to maximize opportunities by seeking alternative currencies. As conditions in the international bond market change, we will continue to employ the fund’s flexible management philosophy and pay close attention to credit analysis--focusing on realizing attractive returns over the long term.

EVERGREEN
International Growth Fund
Fund at a Glance as of April 30, 2002

“In general, we plan to maintain our focus on companies with predictable businesses, stable returns, consistently high returns on equity and reasonable valuation levels.”

PORTFOLIO MANAGEMENT TEAM

International Team

Lead Manager: Gilman C. Gunn

PERFORMANCE AND RETURNS2

Portfolio Inception
Date: 9/6/1979	Class A	Class B	Class C	Class I

Class Inception Date	1/20/1998	9/6/1979	3/6/1998	3/9/1998

6-month return with sales charge	4.73%	5.80%	8.80%	N/A

6-month return w/o sales charge	11.04%	10.80%	10.80%	11.36%

Average Annual Returns*

1 year with sales charge	-8.94%	-8.70%	-5.83%	N/A

1 year w/o sales charge	-3.43%	-3.92%	-3.92%	-2.99%

5 year	3.54%	3.89%	4.17%	4.95%

10 year	7.29%	7.63%	7.63%	8.03%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

6-month income dividends per share	$0.05	$0.04	$0.04	$0.05

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen International Growth Fund Class A shares,2 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 04/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would be higher. Returns reflect expense limits previously in effect, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
International Growth Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 11.04% for the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (MSCI EAFE Free) returned 4.73%. The median return of international funds was 6.62% according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$899,100,139

Number of Holdings	193

Beta*	0.59

P/E Ratio	22.8x

*As of 3/31/2002

What was the investment environment like during the six-month period?

Slow growth and volatility in the U.S. markets had a ripple effect throughout international markets and caused some hesitancy among investors globally. Despite a rally in the U.S. markets during the fourth quarter of 2001, investors in the U.S. lacked confidence about the prospects of an economic recovery. Reports of accounting gimmicks at Enron and Arthur Andersen became part of the American investing landscape and contributed to lackluster performance. International markets outperformed U.S. markets for the six-month period and performed particularly well in the first four months of 2002 as the U.S. markets gave back some of the gains achieved late in 2001. While the MSCI EAFE Free was up 4.73% for the six-month period, the Standard & Poor’s 500 Index was up only 2.29% for the same period.

What were your principal strategies during the period?

In anticipation of a somewhat hesitant market environment, we had positioned the portfolio defensively, in terms of industry and company selection. Throughout the period, industry selection was a more important factor than country selection and we focused on industries like tobacco and food and beverage that have fairly predictable sales, earnings growth and cash flow. We minimized exposure in the technology and telecommunications sectors, which was positive since telecommunications was one of the worst performing sectors.

Relative to the MSCI EAFE Free, we were underweighted in Japan and that economy continues to struggle despite the government’s attempts to stimulate it. We were overweighted in Canada and that economy, although highly dependent on the U.S. economy, has been helped by an improving picture in the area of natural resources. The emerging markets performed better than any other international region because they continue to be inexpensively valued. We focused on the larger markets, such as Brazil, Korea, Mexico and South Africa, and on dominant, larger capitalization companies within those markets.

TOP 10 COUNTRIES
(as a percentage of 4/30/2002 net assets)

United Kingdom	18.6%

Japan	12.7%

France	10.2%

Canada	7.5%

Switzerland	6.8%

Germany	4.7%

Netherlands	4.4%

United States	4.1%

Sweden	3.7%

Brazil	3.7%

What types of investments contributed to the fund’s performance?

In the tobacco industry, we owned Swedish Match Company. This company is involved in the higher growth parts of the tobacco industry -- cigars, snuff and chewing tobacco -- and performed extremely well. The company is benefiting from excess cash generated through buying back company stock and from a high return on equity. In the beverage industry, a large position in Diageo, which is based in the United Kingdom, contributed to the fund’s performance. Diageo owns a wide range of alcoholic brands, such as Guinness. The company has predictable earnings and is the dominant player in the spirits industry. Another sector that performed well was food merchandising. Sobeys, Inc., is the second largest food retailer in Canada and has profited because its valuation is

EVERGREEN
International Growth Fund
Portfolio Manager Interview

extremely attractive compared to that of the number one retailer.

Korea, in particular, was a major source of outperformance for the fund. As a country, it was the largest contributor to the fund’s performance. Korea continues to benefit from good economic growth and good valuations, even though the market has already enjoyed a good run. The Korean government has passed laws to encourage consumer spending by making the use of credit cards tax efficient, which is boosting consumer spending further. During the period, we took profits on several companies that had performed well in the portfolio: Pacific Corporation, a cosmetics company; Shinsegae, a department store company; and Hyundai, a car manufacturer.

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

Mitsui Marine & Fire Insurance Co., Ltd.	2.7%

Brascan Corp.	2.4%

Nestle SA	2.0%

Altadis SA	1.9%

Swedish Match Co., AB	1.6%

Diageo Plc	1.6%

TotalFinaElf SA	1.4%

Cadbury Schweppes	1.3%

Castorama Dubois	1.3%

Nintendo Co., Ltd.	1.3%

What types of investments negatively affected performance?

The same areas that struggled in the domestic markets were disappointing performers internationally. The technology and telecommunications sectors were both disappointing. While an underweighting in both sectors, relative to the benchmark, minimized the damage, we still had some holdings that detracted from performance. Selections in the computer services, data processing, electronic production equipment and financial services industries also had a negative impact on the portfolio.

TOP 5 SECTORS
(as a percentage of 4/30/2002 net assets)

Financials	25.6%

Consumer Staples	17.5%

Consumer Discretionary	14.8%

Industrials	8.8%

Energy	8.2%

What is your outlook?

We do not anticipate any dramatic changes in world markets over the next six months or so, but we will monitor the progress of the economic recovery in the U.S. because it is the country that has the greatest impact on global markets. We believe that valuation levels in the U.S. remain high and we expect the economic recovery will be less than consensus expectations.

Outside of the U.S., the markets are in a period of relative equilibrium; therefore, industry and stock selection are the performance differentiators when choosing investments for the portfolio. Only during periods of disequilibrium are macroeconomic issues and country or regional issues the major determinants of performance. Emerging markets are an exception to that and we are always vigilant about monitoring macroeconomics in those areas and will continue to analyze from a top-down, country perspective. In 2002 we have been adding names in some of the less volatile emerging market countries. Japan is another place where we will continue to apply top-down analysis because of its current economic situation.

In general, we plan to maintain our focus on companies with predictable businesses, stable returns, consistently high returns on equity and reasonable valuation levels. We have also been paying more attention to companies with higher dividend yields, and since the beginning of the year have been adding companies in the medium capitalization range. Basically, in all the global markets we are seeing a return to the traditional tools, techniques and thought processes that may lead to more successful and sustained performance.

EVERGREEN
Latin America Fund
Fund at a Glance as of April 30, 2002

“During the first two months of the period, which coincided with the final two months of 2001, stocks rose in emerging markets throughout the world. Growing evidence that the global economy was stabilizing, as well as increased liquidity created by interest rate cuts by central banks in the United States and other developed nations, lifted equity prices.”

PORTFOLIO MANAGEMENT TEAM

International Team

Lead Manager: Liu-Er Chen, CFA

PERFORMANCE AND RETURNS2

Portfolio Inception
Date: 11/1/1993	Class A	Class B	Class C	Class I

Class Inception Date	11/1/1993	11/1/1993	11/1/1993	3/30/1998

6-month return with sales charge	16.61%	18.21%	21.24%	N/A

6-month return w/o sales charge	23.72%	23.21%	23.24%	23.93%

Average Annual Returns*

1 year with sales charge	-3.67%	-3.63%	-0.52%	N/A

1 year w/o sales charge	2.22%	1.37%	1.48%	2.46%

5 year	-2.28%	-2.14%	-1.86%	-0.89%

Since Portfolio Inception	3.65%	3.62%	3.61%	4.51%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

6-month income dividends per share	$0.01	$0.00	$0.00	$0.02

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Latin America Fund Class A shares,2 versus a similar investment in the Morgan Stanley Capital International Emerging Markets Free Latin America Index (MSCI EMFLA) and the Consumer Price Index (CPI).

The MSCI EMFLA is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the performance of Class A, one of the original classes offered along with Classes B and C. The historical returns for Class I include the effect of the 0.25% 12b-1 fee applicable to Class A. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Class I would have been higher. Classes B and C each pay a 12b-1 fee of 1.00%.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
Latin America Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 23.72% for the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same time period, the Morgan Stanley Capital International Emerging Markets Free Latin America Index returned 25.69%, while the median return of Latin American mutual funds was 26.90%, according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$17,773,730

Number of Holdings	40

Beta*	1.29

P/E Ratio	19.5x

*As of 3/31/2002

What was the investment environment like in Latin America during the six-month period?

During the first two months of the period, which coincided with the final two months of 2001, stocks rose in emerging markets throughout the world. Growing evidence that the global economy was stabilizing, as well as increased liquidity created by interest rate cuts by central banks in the United States and other developed nations, lifted equity prices. Equity markets in Latin America participated in the rallies. Within the region, the Mexican market continued to perform well, while the Brazilian and Argentine markets appeared to begin recovering from the depressed levels to which they had fallen during the previous 12 months. Optimism seemed to be the dominant sentiment of this period.

During the first four months of 2002, however, divergent trends drove Latin American equity markets in different directions. Stocks in Mexico, the most stable economy, continued to perform very well. In contrast, a financial and political crisis engulfed Argentina, where the currency was devalued and mismanagement aggravated a deteriorating situation. Neighboring Brazil was affected by problems in Argentina as well as by uncertainty over the upcoming presidential elections in October 2002. Foreign investors worried about the possibility that an election victory by Brazilian socialists could undercut the possibility of economic reform. Chilean equities also lost ground because of the country’s close economic ties with Argentina.

TOP 5 SECTORS
(as a percentage of 4/30/2002 net assets)

Telecommunication Services	23.6%

Consumer Staples	20.1%

Financials	16.2%

Energy	12.1%

Materials	11.4%

How did these factors affect the performance of the fund and management strategies?

Our emphasis on Mexican equities clearly helped the fund’s performance. In Mexico, we focused on large, industry-leading companies, which tended to perform very well. Mexican stocks that contributed positively to performance included Fometo Economico Mexicanao (FEMSA), a large brewing and soft-drink company; Coca-Cola Femsa, a joint venture half-owned by FEMSA; Walmex, which operates Wal-Mart stores in Mexico; and Cemex, the dominant cement company in Mexico that also has extensive operations in the United States. In general, these larger companies benefited from increasing evidence of stability in the Mexican economy. Many U.S.-based corporations also have operations and subsidiaries in Mexico, contributing to the stability and growth of the local economy.

While most Argentine stocks performed poorly, our large position in Siderca was a major positive contributor to the fund returns. This industrial company based in Argentina is a global leader in the manufacture of high quality steel pipes used to build gas pipelines and for other sophisticated applications. Its strong business helped the company escape the worst effects of the Argentine economic crisis. Most of Siderca’s operations are outside Argentina, while the devaluation of the Argentine currency helped Siderca’s export sales of pipes manufactured in Argentina.

EVERGREEN
Latin America Fund
Portfolio Manager Interview

TOP COUNTRIES
(as a percentage of 4/30/2002 net assets)

Brazil	48.4%

Mexico	44.6%

Chile	3.5%

Argentina	2.1%

Spain	1.4%

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

Telefonos de Mexico SA de CV, ADR	11.5%

Petroleo Brasileiro SA	5.2%

Petroleo Brasileiro SA, ADR	4.8%

Companhia de Bebidas das Americas, ADR	4.8%

America Movil SA de CV, ADR	4.7%

Banco Itau SA, ADR	4.6%

Wal-Mart de Mexico SA de CV	4.4%

Companhia Vale do Rio Doce, ADR	4.1%

Grupo Financiero Bancomer SA, Ser. O	4.0%

Grupo Modelo SA de CV, Ser. C	3.8%

Merger information

At a special meeting of the shareholders held on May 13, 2002, shareholders of the Latin America Fund approved the merger of the fund into Evergreen Emerging Markets Growth Fund, which is included in this semiannual report. As a result, the Latin America Fund will merge into the Emerging Markets Growth Fund on June 14, 2002.

EVERGREEN
Precious Metals Fund
Fund at a Glance as of April 30, 2002

“Gold and other precious metals, including platinum, posted strong gains during the period, helping lift the prices of mining companies whose earnings are heavily leveraged by movements in commodity prices.”

PORTFOLIO MANAGEMENT TEAM

High Yield Bond Team

Lead Manager: Prescott Crocker, CFA

PERFORMANCE AND RETURNS2

Portfolio Inception
Date: 1/30/1978	Class A	Class B	Class C	Class I

Class Inception Date	1/20/1998	1/30/1978	1/29/1998	2/29/2000

6-month return with sales charge	42.38%	45.52%	48.31%	N/A

6-month return w/o sales charge	51.12%	50.52%	50.31%	51.20%

Average Annual Returns*

1 year with sales charge	55.64%	58.85%	61.63%	N/A

1 year w/o sales charge	65.12%	63.85%	63.63%	65.39%

5 year	-0.90%	-0.74%	-0.41%	0.07%

10 year	3.51%	3.78%	3.76%	4.01%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

6-month income dividends per share	$0.15	$0.13	$0.13	$0.16

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Precious Metals Fund Class A shares,2 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Standard & Poor’s Metals and Mining Index (FT-SE Gold Mines) and the Consumer Price Index (CPI).

The S&P 500 and the FT-SE Gold Mines are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had not been reflected, returns for Classes A and I would be higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor’s affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that concentrate their investments in a single industry may face an increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
Precious Metals Fund
Fund at a Glance as of April 30, 2002

How did the fund perform?

In a period when gold prices and gold mining stocks tended to rise, Evergreen Precious Metals Fund performed particularly well, outperforming the industry’s benchmark as well as competitive funds. The fund’s Class A shares had a total return of 51.12% for the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same six-month period, the Standard & Poor’s Metals and Mining Index returned 47.58%, while the Standard & Poor’s 500 Index, a benchmark for the U.S. stock market, had a return of 2.29%. The median return of gold-oriented mutual funds was 50.52%, according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$119,117,990

Number of Holdings	40

Beta*	0.12

P/E Ratio	24.7x

*As of 3/31/2002

What was the investment environment like during the period?

Gold and other precious metals, including platinum, posted strong gains during the period, helping lift the prices of mining companies whose earnings are heavily leveraged by movements in commodity prices. Investors bid up the price of gold as a defensive maneuver as the U.S. dollar weakened in currency markets. Gold also became increasingly attractive as concerns grew about the risks of investing in global stock markets. The factors fueling investor anxiety about stocks and other alternative investments included uncertain prospects for growth, the Middle East crisis, the possibility of deflation, the financial crisis in Argentina, and the controversy surrounding the bankruptcy of Enron. In addition, Japanese governmental actions to facilitate national write-offs of bank loans encouraged the flow of money out of Japanese equities and into the gold market as a hedge against devaluation.

During the six months, the central banks in the United States and other developed nations kept short-term interest rates low to spur economic growth in the face of a global slowdown. The low rates discouraged speculators in the gold market to “short” the commodity by borrowing gold and selling it forward in hopes of a future decline in prices. Low rates tend to reduce the supply of gold in the world markets, changing the supply and demand dynamics in favor of higher prices.

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

Newmont Mining Corp.	9.1%

Goldfields, Ltd.	7.8%

Barrick Gold Corp.	6.8%

Meridian Gold, Inc.	6.2%

Harmony Gold, Inc.	6.2%

Goldcorp, Inc., Class A	6.0%

Kinross Gold Corp.	4.9%

Freeport McMoran Copper & Gold, Inc.	4.5%

Impala Platinum Holdings, Ltd.	4.2%

Aurion Gold, Ltd.	3.8%

What types of investments helped performance? Were there any disappointments?

Our decision not to hedge positions and to focus on mining companies with large reserves aided performance. Throughout the period, we emphasized stocks of Canadian mining companies, which tended to have the greatest ability to expand production as commodity prices rose. Agnico-Eagle Mines Ltd. and Meridian Gold, Inc. were among the best performing Canadian investments.

As the period progressed, we added to our investments in South Africa, a sector that also featured companies with strong leverage to earnings as the prices of gold and platinum climbed. South African companies such as Harmony Gold Mining, Ltd. tended to be highly profitable because of continued weakness of the South African rand, the national currency, which lowered the domestic costs of production.

Several small cap mining companies posted strong performance, including Randgold Resources, Inc., of South Africa and Repardre Capital Corp. of Canada

Among the disappointments were Canadian companies Barrick Gold Corp and Placer Dome, Inc., as well as AngloGold, Ltd., of South Africa. Barrick ran into difficulty

EVERGREEN
Precious Metals Fund
Fund at a Glance as of April 30, 2002

because of its large hedged position, while Placer Dome’s stock fell when mining production declined faster than anticipated. AngloGold performed poorly when its acquisition strategy resulted in a dilution in the value of its shares.

At the end of the period, investments in Canadian companies accounted for 40% of fund net assets, while 26% of net assets were invested in South African companies. All investments were in stocks of mining companies, rather than commodities. Approximately 88% of the investments were in gold-mining companies and 12% in platinum companies.

TOP COUNTRIES
(as a percentage of 4/30/2002 net assets)

Canada	39.9%

South Africa	26.2%

United States	18.9%

Australia	8.5%

Peru	3.8%

Papua New Guinea	2.0%

United Kingdom	0.7%

What is the investment outlook?

We believe the prices of gold and other precious metals should continue to perform well because of a confluence of factors. Gold prices are helped by the prospect that the Federal Reserve Board and other central banks will continue to keep short-term interest rates low in an effort to spur growth. At the same time, investors should see persistent value in gold as an alternative to equities because of the crisis in the Middle East, uncertainty about an economic recovery and the growing possibility of further weakening of the value of the U.S. dollar and the Japanese yen. Overall, the outlook is quite positive.

EVERGREEN
Emerging Markets Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #
CLASS A

Net asset value, beginning of period	$ 6.72	$ 8.56	$ 9.32	$ 7.90	$ 9.99	$ 8.46

Income from investment operations

Net investment income (loss)	0.01	(0.02)	(0.06)	(0.01)	0.14	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.55	(1.82)	(0.70)	1.44	(1.98)	1.53

Total from investment operations	2.56	(1.84)	(0.76)	1.43	(1.84)	1.53

Distributions to shareholders from

Net investment income	0	0	0	(0.01)	0	0

Net realized gains	0	0	0	0	(0.25)	0

Total distributions to shareholders	0	0	0	(0.01)	(0.25)	0

Net asset value, end of period	$ 9.28	$ 6.72	$ 8.56	$ 9.32	$ 7.90	$ 9.99

Total return*	38.10%	(21.50%)	(8.15%)	18.16%	(18.89%)	18.09%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 6,831	$ 3,949	$ 6,331	$ 8,390	$ 6,195	$ 2,777

Ratios to average net assets

Expenses‡	2.18%†	2.35%	2.18%	2.16%	2.04%	1.75%

Net investment income (loss)	0.32%†	(0.26%)	(0.58%)	(0.09%)	1.54%	(0.02%)

Portfolio turnover rate	51%	45%	57%	205%	380%	157%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS B

Net asset value, beginning of period	$ 6.41	$ 8.22	$ 9.01	$ 7.69	$ 9.85	$ 8.39

Income from investment operations

Net investment income (loss)	(0.02)	(0.07)	(0.14)	(0.08)	0.08	(0.08)

Net realized and unrealized gains or losses on securities foreign currency related transactions	2.44	(1.74)	(0.65)	1.41	(1.99)	1.54

Total from investment operations	2.42	(1.81)	(0.79)	1.33	(1.91)	1.46

Distributions to shareholders from

Net investment income	0	0	0	(0.01)	0	0

Net realized gains	0	0	0	0	(0.25)	0

Total distributions to shareholders	0	0	0	(0.01)	(0.25)	0

Net asset value, end of period	$ 8.83	$ 6.41	$ 8.22	$ 9.01	$ 7.69	$ 9.85

Total return*	37.75%	(22.02%)	(8.77%)	17.32%	(19.89%)	17.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 2,222	$ 1,690	$ 2,379	$ 3,452	$ 2,970	$ 4,020

Ratios to average net assets

Expenses‡	2.95%†	3.10%	2.93%	2.90%	2.78%	2.50%

Net investment income (loss)	(0.58%)†	(0.98%)	(1.32%)	(0.97%)	0.80%	(0.79%)

Portfolio turnover rate	51%	45%	57%	205%	380%	157%

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Emerging Markets Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS C

Net asset value, beginning of period	$ 6.42	$ 8.23	$ 9.02	$ 7.68	$ 9.85	$ 8.38

Income from investment operations

Net investment income (loss)	(0.01)	(0.07)	(0.14)	(0.08)	0.05	(0.06)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.43	(1.74)	(0.65)	1.43	(1.97)	1.53

Total from investment operations	2.42	(1.81)	(0.79)	1.35	(1.92)	1.47

Distributions to shareholders from

Net investment income	0	0	0	(0.01)	0	0

Net realized gains	0	0	0	0	(0.25)	0

Total distributions to shareholders	0	0	0	(0.01)	(0.25)	0

Net asset value, end of period	$ 8.84	$ 6.42	$ 8.23	$ 9.02	$ 7.68	$ 9.85

Total return*	37.69%	(21.99%)	(8.76%)	17.60%	(20.00%)	17.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 2,232	$ 527	$ 578	$ 1,024	$ 577	$ 1,282

Ratios to average net assets

Expenses‡	2.97%†	3.10%	2.93%	2.90%	2.78%	2.50%

Net investment income (loss)	(0.24%)†	(0.96%)	(1.30%)	(0.96%)	0.59%	(0.61%)

Portfolio turnover rate	51%	45%	57%	205%	380%	157%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS I**

Net asset value, beginning of period	$ 6.83	$ 8.67	$ 9.41	$ 7.96	$ 10.04	$ 8.48

Income from investment operations

Net investment income (loss)	0.02	0	(0.04)	0	0.16	0.03

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2.60	(1.84)	(0.70)	1.47	(1.98)	1.53

Total from investment operations	2.62	(1.84)	(0.74)	1.47	(1.82)	1.56

Distributions to shareholders from

Net investment income	0	0	0	(0.02)	(0.01)	0

Net realized gains	0	0	0	0	(0.25)	0

Total distributions to shareholders	0	0	0	(0.02)	(0.26)	0

Net asset value, end of period	$ 9.45	$ 6.83	$ 8.67	$ 9.41	$ 7.96	$ 10.04

Total return	38.36%	(21.22%)	(7.86%)	18.57%	(18.63%)	18.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 46,054	$ 34,178	$ 47,992	$ 52,372	$ 48,953	$ 61,142

Ratios to average net assets

Expenses‡	1.95%†	2.10%	1.94%	1.91%	1.78%	1.50%

Net investment income (loss)	0.47%†	0.02%	(0.36%)	0.04%	1.71%	0.25%

Portfolio turnover rate	51%	45%	57%	205%	380%	157%

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Global Leaders Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS A

Net asset value, beginning of period	$ 13.92	$ 19.09	$ 18.35	$ 14.95	$ 13.67	$ 11.91

Income from investment operations

Net investment loss	(0.04)	(0.05)	(0.03)	(0.06)	(0.04)	(0.01)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.84	(4.30)	1.09	3.46	1.38	1.78

Total from investment operations	0.80	(4.35)	1.06	3.40	1.34	1.77

Distributions to shareholders from

Net realized gains	0	(0.82)	(0.32)	0	(0.06)	(0.01)

Net asset value, end of period	$ 14.72	$ 13.92	$ 19.09	$ 18.35	$ 14.95	$ 13.67

Total return*	5.75%	(23.60%)	(5.82%)	22.74%	9.82%	14.88%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 117,592	$ 121,223	$ 134,930	$ 185,806	$ 142,622	$ 38,604

Ratios to average net assets

Expenses‡	1.83%†	1.76%	1.69%	1.79%	1.85%	1.91%

Net investment loss	(0.53%)†	(0.34%)	(0.16%)	(0.37%)	(0.25%)	(0.05%)

Portfolio turnover rate	32%	24%	32%	33%	16%	29%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS B

Net asset value, beginning of period	$ 13.37	$ 18.49	$ 17.92	$ 14.70	$ 13.52	$ 11.87

Income from investment operations

Net investment loss	(0.09)	(0.16)	(0.19)	(0.19)	(0.16)	(0.11)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.80	(4.14)	1.08	3.41	1.40	1.77

Total from investment operations	0.71	(4.30)	0.89	3.22	1.24	1.66

Distributions to shareholders from

Net realized gains	0	(0.82)	(0.32)	0	(0.06)	(0.01)

Net asset value, end of period	$ 14.08	$ 13.37	$ 18.49	$ 17.92	$ 14.70	$ 13.52

Total return*	5.31%	(24.12%)	5.00%	21.90%	9.19%	14.01%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 146,463	$ 151,189	$ 224,523	$ 207,433	$ 166,556	$ 134,375

Ratios to average net assets

Expenses‡	2.58%†	2.50%	2.43%	2.58%	2.61%	2.66%

Net investment loss	(1.29%)†	(1.09%)	(0.93%)	(1.16%)	(1.09%)	(0.83%)

Portfolio turnover rate	32%	24%	32%	33%	16%	29%

# Net investment loss is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Global Leaders Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS C

Net asset value, beginning of period	$ 13.34	$ 18.46	$ 17.89	$ 14.67	$ 13.51	$ 11.86

Income from investment operations

Net investment loss	(0.09)	(0.16)	(0.18)	(0.19)	(0.16)	(0.11)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.80	(4.14)	1.07	3.41	1.38	1.77

Total from investment operations	0.71	(4.30)	0.89	3.22	1.22	1.66

Distributions to shareholders from

Net realized gains	0	(0.82)	(0.32)	0	(0.06)	(0.01)

Net asset value, end of period	$ 14.05	$ 13.34	$ 18.46	$ 17.89	$ 14.67	$ 13.51

Total return*	5.32%	(24.16%)	5.01%	21.95%	9.05%	14.02%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 58,262	$ 63,449	$ 6,062	$ 4,486	$ 3,875	$ 2,386

Ratios to average net assets

Expenses‡	2.58%†	2.60%	2.43%	2.57%	2.61%	2.65%

Net investment loss	(1.29%)†	(1.18%)	(0.91%)	(1.15%)	(1.06%)	(0.80%)

Portfolio turnover rate	32%	24%	32%	33%	16%	29%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS I**

Net asset value, beginning of period	$ 14.14	$ 19.33	$ 18.54	$ 15.05	$ 13.71	$ 11.91

Income from investment operations

Net investment income (loss)	(0.02)	(0.02)	0.01	(0.03)	(0.01)	0.03

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.85	(4.35)	1.10	3.52	1.41	1.78

Total from investment operations	0.83	(4.37)	1.11	3.49	1.40	1.81

Distributions to shareholders from

Net realized gains	0	(0.82)	(0.32)	0	(0.06)	(0.01)

Net asset value, end of period	$ 14.97	$ 14.14	$ 19.33	$ 18.54	$ 15.05	$ 13.71

Total return	5.87%	(23.40%)	6.03%	23.19%	10.23%	15.22%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 16,831	$ 21,386	$ 42,018	$ 47,043	$ 41,873	$ 35,461

Ratios to average net assets

Expenses‡	1.58%†	1.49%	1.43%	1.57%	1.61%	1.64%

Net investment income (loss)	(0.30%)†	(0.11%)	0.07%	(0.16%)	(0.09%)	0.23%

Portfolio turnover rate	32%	24%	32%	33%	16%	29%

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Global Opportunities Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,					Year Ended September 30, 1997 #
		2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS A

Net asset value, beginning of period	$ 15.42	$ 27.82	$ 26.08	$ 19.26	$ 23.53	$ 24.90	$ 24.56

Income from investment operations

Net investment income (loss)	(0.09)	(0.14)	(0.25)	(0.18)	(0.12)	0.02	(0.17)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.55	(5.26)	6.89	8.22	(2.62)	(1.39)	1.76

Total from investment operations	1.46	(5.40)	6.64	8.04	(2.74)	(1.37)	1.59

Distributions to shareholders from

Net realized gains	0	(7.00)	(4.90)	(1.22)	(1.53)	0	(1.25)

Net asset value, end of period	$ 16.88	$ 15.42	$ 27.82	$ 26.08	$ 19.26	$ 23.53	$ 24.90

Total return*	9.47%	(24.33%)	27.91%	44.04%	(12.42%)	(5.50%)	6.95%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 74,538	$ 56,546	$ 68,513	$ 53,533	$ 58,944	$ 98,031	$ 113,477

Ratios to average net assets

Expenses‡	1.84%†	1.77%	1.68%	1.77%	1.81%	1.87%†	1.67%

Net investment loss	(1.10%)†	(0.82%)	(0.82%)	(0.81%)	(0.54%)	(1.40%)†	(0.69%)

Portfolio turnover rate	122%	210%	218%	136%	127%	7%	72%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,					Year Ended September 30, 1997 #
		2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS B

Net asset value, beginning of period	$ 13.78	$ 25.79	$ 24.65	$ 18.39	$ 22.69	$ 24.03	$ 23.92

Income from investment operations

Net investment loss	(0.14)	(0.24)	(0.45)	(0.32)	(0.28)	(0.06)	(0.32)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.38	(4.77)	6.49	7.80	(2.49)	(1.28)	1.68

Total from investment operations	1.24	(5.01)	6.04	7.48	(2.77)	(1.34)	1.36

Distributions to shareholders from

Net realized gains	0	(7.00)	(4.90)	(1.22)	(1.53)	0	(1.25)

Net asset value, end of period	$ 15.02	$ 13.78	$ 25.79	$ 24.65	$ 18.39	$ 22.69	$ 24.03

Total return*	9.00%	(24.86%)	26.94%	43.02%	(13.06%)	(5.58%)	6.14%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 60,256	$ 78,946	$ 143,909	$ 111,267	$ 122,147	$ 216,471	$ 238,936

Ratios to average net assets

Expenses‡	2.58%†	2.52%	2.43%	2.53%	2.55%	2.62%†	2.46%

Net investment loss	(1.91%)†	(1.58%)	(1.58%)	(1.57%)	(1.30%)	(2.15%)†	(1.45%)

Portfolio turnover rate	122%	210%	218%	136%	127%	7%	72%

(a) For the one month ended October 31, 1997. The fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Global Opportunities Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,					Year Ended September 30, 1997 #
		2001 #	2000 #	1999 #	1998 #	1997 (a)

CLASS C

Net asset value, beginning of period	$ 13.83	$ 25.86	$ 24.70	$ 18.43	$ 22.73	$ 24.07	$ 23.97

Income from investment operations

Net investment loss	(0.14)	(0.24)	(0.45)	(0.32)	(0.28)	(0.07)	(0.33)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.39	(4.79)	6.51	7.81	(2.49)	(1.27)	1.68

Total from investment operations	1.25	(5.03)	6.06	7.49	(2.77)	(1.34)	1.35

Distributions to shareholders from

Net realized gains	0	(7.00)	(4.90)	(1.22)	(1.53)	0	(1.25)

Net asset value, end of period	$ 15.08	$ 13.83	$ 25.86	$ 24.70	$ 18.43	$ 22.73	$ 24.07

Total return*	9.04%	(24.88%)	26.97%	42.98%	(13.03%)	(5.57%)	6.08%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 19,895	$ 18,759	$ 29,427	$ 19,963	$ 23,043	$ 43,869	$ 49,524

Ratios to average net assets

Expenses‡	2.59%†	2.52%	2.43%	2.53%	2.56%	2.62%†	2.45%

Net investment loss	(1.88%)†	(1.57%)	(1.57%)	(1.57%)	(1.31%)	(2.15%)†	(1.48%)

Portfolio turnover rate	122%	210%	218%	136%	127%	7%	72%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,					Year Ended September 30, 1997 # (b)
		2001 #	2000 #	1999 #	1998 #	1997 (a)

CLASS I**

Net asset value, beginning of period	$ 15.59	$ 28.03	$ 26.19	$ 19.58	$ 23.90	$ 25.24	$ 23.05

Income from investment operations

Net investment income (loss)	(0.07)	(0.10)	(0.15)	(0.20)	0.09	0	(0.28)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.56	(5.34)	6.89	8.03	(2.88)	(1.34)	2.47

Total from investment operations	1.49	(5.44)	6.74	7.83	(2.79)	(1.34)	2.19

Distributions to shareholders from

Net realized gains	0	(7.00)	(4.90)	(1.22)	(1.53)	0	0

Net asset value, end of period	$ 17.08	$ 15.59	$ 28.03	$ 26.19	$ 19.58	$ 23.90	$ 25.24

Total return*	9.56%	(24.27%)	28.22%	42.20%	(12.45%)	(5.31%)	9.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 588	$ 538	$ 782	$ 231	$ 31	$ 0	$ 0

Ratios to average net assets

Expenses‡	1.59%†	1.52%	1.42%	1.72%	1.49%	1.62%†	1.42%†

Net investment income (loss)	(0.88%)†	(0.56%)	(0.48%)	(0.49%)	0.17%	(1.62%)†	(1.22%)†

Portfolio turnover rate	122%	210%	218%	136%	127%	7%	72%

(a) For the one month ended October 31, 1997. The fund changed its fiscal year end from September 30 to October 31, effective October 31, 1997.

(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
International Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited)	Period Ended October 31, 2001 (a)	Year Ended September 30,
			2001	2000	1999	1998 (b) (c) #

CLASS I

Net asset value, beginning of period	$ 8.61	$ 8.43	$ 8.17	$ 9.51	$ 9.52	$ 9.32

Income from investment operations

Net investment income	0.23	0.04	0.42	0.43	0.40	0.11

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.26)	0.14	0.37	(1.21)	(0.03)	0.22

Total from investment operations	(0.03)	0.18	0.79	(0.78)	0.37	0.33

Distributions to shareholders from

Net investment income	(0.16)	0	(0.53)	(0.56)	(0.38)	(0.13)

Net asset value, end of period	$ 8.42	$ 8.61	$ 8.43	$ 8.17	$ 9.51	$ 9.52

Total return	(0.30%)	2.14%	9.90%	(4.87%)	3.96%	3.56%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 59,995	$ 65,582	$ 64,824	$ 71,910	$ 55,258	$ 46,607

Ratios to average net assets

Expenses‡	0.70%†	0.67%†	0.71%	0.70%	0.69%	0.76%†

Net investment income	5.35%†	5.30%†	5.03%	4.52%	4.18%	4.89%†

Portfolio turnover rate	29%	0%	66%	64%	158%	3%

	Year Ended June 30,
	1998 (b)	1997 (b)

CLASS I (continued)

Net asset value, beginning of period	$ 9.54	$ 9.70

Income from investment operations

Net investment income	0.47	0.49

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.06)	0.90

Total from investment operations	0.41	0.58

Distributions to shareholders from

Net investment income	(0.63)	(0.74)

Net asset value, end of period	$ 9.32	$ 9.54

Total return	4.42%	6.18%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 36,722	$ 34,590

Ratios to average net assets

Expenses‡	0.81%	0.85%

Net investment income	4.90%	5.14%

Portfolio turnover rate	46%	90%

(a) For the one month ended October 31, 2001. The fund changed changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

(b) On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the period prior to August 28, 1998 have been caried forward in these financial highlights.

(c) For the three months ended September 30, 1998. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

# Net investment income is based on average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
International Bond Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited)	Period Ended October 31, 2001 (a)	Year Ended September 30,
			2001	200	1999	1998 (b) (c) #

CLASS IS

Net asset value, beginning of period	$ 8.63	$ 8.45	$ 8.17	$ 9.50	$ 9.51	$ 9.30

Income from investment operations

Net investment income	0.28	0.08	0.42	0.33	0.38	0.11

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.32)	0.10	0.36	(1.13)	(0.03)	0.23

Total from investment operations	(0.04)	0.18	0.78	(0.80)	0.35	0.34

Distributions to shareholders from

Net investment income	(0.15)	0	(0.50)	(0.53)	(0.36)	(0.13)

Net asset value, end of period	$ 8.44	$ 8.63	$ 8.45	$ 8.17	$ 9.50	$ 9.51

Total return	(0.42%)	2.13%	9.66%	8.67%	3.74%	3.61%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 90	$ 204	$ 175	$ 159	$ 238	$ 129

Ratios to average net assets

Expenses‡	0.94%†	0.93%†	0.96%	0.95%	0.95%	1.00%†

Net investment income	5.08%†	5.07%†	4.80%	4.26%	3.85%	4.65%†

Portfolio turnover rate	29%	0%	66%	64%	158%	3%

	Year Ended June 30,
	1998 (b)	1997 (b)

CLASS IS (continued)

Net asset value, beginning of period	$ 9.52	$ 9.68

Income from investment operations

Net investment income	0.40	0.42

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.01)	0.14

Total from investment operations	0.39	0.56

Distributions to shareholders from

Net investment income	(0.61)	(0.72)

Net asset value, end of period	$ 9.30	$ 9.52

Total return	4.16%	5.92%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 198	$ 182

Ratios to average net assets

Expenses‡	1.06%	1.10%

Net investment income	4.65%	4.89%

Portfolio turnover rate	46%	90%

(a) For the one month ended October 31, 2001. The fund changed changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

(b) On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the period prior to August 28, 1998 have been caried forward in these financial highlights.

(c) For the three months ended September 30, 1998. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

# Net investment income is based on average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
International Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS A

Net asset value, beginning of period	$ 6.47	$ 8.61	$ 8.72	$ 7.47	$ 6.88

Income from investment operations

Net investment income	0.04	0.05	0.07	0.06	0.10

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.67	(1.50)	0.34	1.19	0.49

Total from investment operations	0.71	(1.45)	0.41	1.25	0.59

Distributions to shareholders from

Net investment income	(0.05)	(0.02)	(0.11)	0	0

Net realized gains	0	(0.67)	(0.41)	0	0

Total distributions to shareholders	(0.05)	(0.69)	(0.52)	0	0

Net asset value, end of period	$ 7.13	$ 6.47	$ 8.61	$ 8.72	$ 7.47

Total return*	11.04%	(18.20%)	4.66%	16.73%	8.58%

Ratios and supplemental data

Net assets, end of period (millions)	$ 191	$ 150	$ 132	$ 128	$ 129

Ratios to average net assets

Expenses‡	1.10%†	1.17%	1.15%	1.22%	1.53%†

Net investment income	1.06%†	0.76%	0.72%	0.77%	1.08%†

Portfolio turnover rate	51%	129%	145%	131%	155%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS B

Net asset value, beginning of period	$ 6.33	$ 8.49	$ 8.62	$ 7.43	$ 8.65	$ 7.69

Income from investment operations

Net investment income (loss)	0.01	0	(0.01)	0	(0.02)	(0.05)

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.67	(1.48)	0.35	1.19	0.67	1.27

Total from investment operations	0.68	(1.48)	0.34	1.19	0.65	1.22

Distributions to shareholders from

Net investment income	(0.04)	(0.01)	(0.06)	0	(0.33)	(0.10)

Net realized gains	0	(0.67)	(0.41)	0	(1.54)	(0.16)

Total distributions to shareholders	(0.04)	(0.68)	(0.47)	0	(1.87)	(0.26)

Net asset value, end of period	$ 6.97	$ 6.33	$ 8.49	$ 8.62	$ 7.43	$ 8.65

Total return*	10.80%	(18.78%)	3.86%	16.02%	9.35%	15.69%

Ratios and supplemental data

Net assets, end of period (millions)	$ 36	$ 37	$ 50	$ 64	$ 75	$ 152

Ratios to average net assets

Expenses‡	1.86%†	1.92%	1.90%	1.97%	2.30%	2.39%

Net investment income (loss)	0.18%†	0.04%	(0.11%)	0.01%	(0.13%)	(0.49%)

Portfolio turnover rate	51%	129%	145%	131%	155%	101%

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
International Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS C

Net asset value, beginning of period	$ 6.33	$ 8.50	$ 8.62	$ 7.43	$ 7.64

Income from investment operations

Net investment income (loss)	0.01	(0.02)	(0.01)	0	0.03

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.67	(1.47)	0.36	1.19	(0.24)

Total from investment operations	0.68	(1.49)	0.35	1.19	(0.21)

Distributions to shareholders from

Net investment income	(0.04)	(0.01)	(0.06)	0	0

Net realized gains	0	(0.67)	(0.41)	0	0

Total distributions to shareholders	(0.04)	(0.68)	(0.47)	0	0

Net asset value, end of period	$ 6.97	$ 6.33	$ 8.50	$ 8.62	$ 7.43

Total return*	10.80%	(18.88%)	3.99%	16.02%	(2.75%)

Ratios and supplemental data

Net assets, end of period (millions)	$ 52	$ 49	$ 3	$ 2	$ 3

Ratios to average net assets

Expenses‡	1.86%†	1.93%	1.91%	1.97%	2.19%†

Net investment income (loss)	0.24%†	(0.36%)	(0.10%)	(0.02%)	0.44%†

Portfolio turnover rate	51%	129%	145%	131%	155%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 (b) #

CLASS I**

Net asset value, beginning of period	$ 6.49	$ 8.62	$ 8.73	$ 7.45	$ 7.73

Income from investment operations

Net investment income	0.04	0.07	0.09	0.08	0.07

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.69	(1.51)	0.35	1.20	(0.35)

Total from investment operations	0.73	(1.44)	0.44	1.28	(0.28)

Distributions to shareholders from

Net investment income	(0.05)	(0.02)	(0.14)	0	0

Net realized gains	0	(0.67)	(0.41)	0	0

Total distributions to shareholders	(0.05)	(0.69)	(0.55)	0	0

Net asset value, end of period	$ 7.17	$ 6.49	$ 8.62	$ 8.73	$ 7.45

Total return	11.36%	(18.02%)	4.93%	17.18%	(3.62%)

Ratios and supplemental data

Net assets, end of period (millions)	$ 620	$ 522	$ 567	$ 506	$ 428

Ratios to average net assets

Expenses‡	0.86%†	0.92%	0.90%	0.97%	1.18%†

Net investment income	1.29%†	1.07%	0.97%	1.02%	1.13%†

Portfolio turnover rate	51%	129%	145%	131%	155%

(a) For the period from March 6, 1998 (commencement of class operations) to October 31, 1998.

(b) For the period from March 9, 1998 (commencement of class operations) to October 31, 1998.

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Latin America Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997

CLASS A

Net asset value, beginning of period	$ 8.37	$ 10.46	$ 8.38	$ 7.56	$ 13.15	$ 11.13

Income from investment operations

Net investment income (loss)	0.11	0.04	(0.01)	0.08	0.14	0.02

Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.86	(2.13)	2.09	0.74	(2.87)	2.10

Total from investment operations	1.97	(2.09)	2.08	0.82	(2.73)	2.12

Distributions to shareholders from

Net investment income	(0.01)	0	0	0	0	(0.10)

Net realized gains	0	0	0	0	(2.86)	0

Total distributions to shareholders	(0.01)	0	0	0	(2.86)	(0.10)

Net asset value, end of period	$ 10.34	$ 8.37	$ 10.46	$ 8.38	$ 7.56	$ 13.15

Total return*	23.72%	(19.98%)	24.82%	10.85%	(27.18%)	19.18%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 12,377	$ 6,562	$ 4,717	$ 4,853	$ 6,483	$ 13,621

Ratios to average net assets

Expenses‡	2.00%†	1.89%	1.85%	1.95%	1.86%	1.69%

Net investment income (loss)	2.19%†	0.42%	(0.11%)	1.05%	1.33%	0.20%

Portfolio turnover rate	52%	101%	40%	238%	197%	105%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 #	1997

CLASS B

Net asset value, beginning of period	$ 7.94	$ 10.00	$ 8.07	$ 7.34	$ 12.91	$ 10.98

Income from investment operations

Net investment income (loss)	0.08	(0.01)	(0.07)	0.01	0.06	(0.08)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.76	(2.05)	2.00	0.72	(2.77)	2.09

Total from investment operations	1.84	(2.06)	1.93	0.73	(2.71)	2.01

Distributions to shareholders from

Net investment income	0	0	0	0	0	(0.08)

Net realized gains	0	0	0	0	(2.86)	0

Total distributions to shareholders	0	0	0	0	(2.86)	(0.08)

Net asset value, end of period	$ 9.78	$ 7.94	$ 10.00	$ 8.07	$ 7.34	$ 12.91

Total return*	23.21%	(20.60%)	23.92%	9.95%	(27.60%)	18.40%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 2,691	$ 7,361	$ 17,796	$ 20,752	$ 32,046	$ 75,271

Ratios to average net assets

Expenses‡	2.73%†	2.63%	2.60%	2.68%	2.61%	2.50%

Net investment income (loss)	1.85%†	(0.09%)	(0.69%)	0.16%	0.60%	(0.51%)

Portfolio turnover rate	52%	101%	40%	238%	197%	105%

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Latin America Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001#	2000 #	1999 #	1998 #	1997

CLASS C

Net asset value, beginning of period	$ 7.93	$ 9.99	$ 8.06	$ 7.32	$ 12.92	$ 10.99

Income from investment operations

Net investment income (loss)	0.07	(0.02)	(0.07)	0.01	0.05	(0.07)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.77	(2.04)	2.00	0.73	(2.79)	2.08

Total from investment operations	1.84	(2.06)	1.93	0.74	(2.74)	2.01

Distributions to shareholders from

Net investment income	0	0	0	0	0	(0.08)

Net realized gains	0	0	0	0	(2.86)	0

Total distributions to shareholders	0	0	0	0	(2.86)	(0.08)

Net asset value, end of period	$ 9.77	$ 7.93	$ 9.99	$ 8.06	$ 7.32	$ 12.92

Total return*	23.24%	(20.62%)	23.95%	10.11%	(27.86%)	18.38%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 2,480	$ 2,279	$ 3,522	$ 3,717	$ 4,725	$ 10,961

Ratios to average net assets

Expenses‡	2.74%†	2.64%	2.60%	2.65%	2.61%	2.47%

Net investment income (loss)	1.61%†	(0.21%)	(0.70%)	0.11%	0.54%	(0.52%)

Portfolio turnover rate	52%	101%	40%	238%	197%	105%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS I**

Net asset value, beginning of period	$ 8.45	$ 10.54	$ 8.42	$ 7.58	$ 10.94

Income from investment operations

Net investment income	0.13	0.08	0.02	0.06	0.07

Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.89	(2.17)	2.10	0.78	(3.43)

Total from investment operations	2.02	(2.09)	2.12	0.84	(3.36)

Distributions to shareholders from

Net investment income	(0.02)	0	0	0	0

Net asset value, end of period	$ 10.45	$ 8.45	$ 10.54	$ 8.42	$ 7.58

Total return	23.93%	(19.83%)	25.18%	11.08%	(30.71%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 226	$ 227	$ 377	$ 270	$ 28

Ratios to average net assets

Expenses‡	1.74%†	1.64%	1.60%	1.58%	1.49%†

Net investment income	2.67%†	0.88%	0.20%	0.71%	1.33%†

Portfolio turnover rate	52%	101%	40%	238%	197%

(a) For the period from March 30, 1998 (commencement of class operations) to October 31, 1998.

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Precious Metals Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS A

Net asset value, beginning of period	$ 12.38	$ 8.74	$ 11.88	$ 11.64	$ 12.45

Income from investment operations

Net investment income (loss)	(0.04)	0.15	0.02	(0.01)	(0.01)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	6.29	3.53	(3.16)	0.25	(0.80)

Total from investment operations	6.25	3.68	(3.14)	0.24	(0.81)

Distributions to shareholders from

Net investment income	(0.15)	(0.04)	0	0	0

Net asset value, end of period	$ 18.48	$ 12.38	$ 8.74	$ 11.88	$ 11.64

Total return*	51.12%	42.15%	(26.43%)	2.06%	(6.51%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 93,171	$ 57,028	$ 43,781	$ 69,387	$ 83,431

Ratios to average net assets

Expenses‡	1.66%†	1.92%	2.16%	2.01%	2.01%†

Net investment income (loss)	(0.61%)†	1.50%	0.16%	(0.07%)	(0.12%)†

Portfolio turnover rate	16%	23%	31%	33%	44%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,					Year Ended February 28, 1997
		2001 #	2000 #	1999 #	1998 #	1997 (b) #

CLASS B

Net asset value, beginning of period	$ 12.05	$ 8.56	$ 11.72	$ 11.58	$ 15.87	$ 23.94	$ 26.35

Income from investment operations

Net investment income (loss)	(0.09)	0.06	(0.09)	(0.10)	(0.19)	(0.14)	(0.26)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	6.12	3.45	(3.07)	0.24	(3.29)	(7.93)	(1.16)

Total from investment operations	6.03	3.51	(3.16)	0.14	(3.48)	(7.93)	(1.16)

Distributions to shareholders from

Net investment income	(0.13)	(0.02)	0	0	0	0	0

Net realized gains	0	0	0	0	(0.81)	0	(0.99)

Total distributions to shareholders	(0.13)	(0.02)	0	0	(0.81)	0	(0.99)

Net asset value, end of period	$ 17.95	$ 12.05	$ 8.56	$ 11.72	$ 11.58	$ 15.87	$ 23.94

Total return*	50.52%	41.08%	(26.96%)	1.21%	(22.60%)	(33.71%)	(5.16%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 18,316	$ 10,039	$ 5,895	$ 13,781	$ 25,765	$ 111,173	$ 190,108

Ratios to average net assets

Expenses‡	2.41%†	2.67%	2.91%	2.76%	2.72%	2.48%†	2.33%

Net investment income (loss)	(1.32%)†	0.63%	(0.80%)	(0.94%)	(1.52%)	(1.04%)†	(1.08%)

Portfolio turnover rate	16%	23%	31%	33%	44%	19%	41%

(a) For the period from January 20, 1998 (commencement of class operations) to October 31, 1998.

(b) For the eight months ended October 31, 1997. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Precious Metals Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS C

Net asset value, beginning of period	$ 12.04	$ 8.55	$ 11.71	$ 11.58	$ 13.65

Income from investment operations

Net investment income (loss)	(0.09)	0.04	(0.07)	(0.09)	(0.14)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	6.09	3.47	(3.09)	0.22	(1.93)

Total from investment operations	6.00	3.51	(3.16)	0.13	(2.07)

Distributions to shareholders from

Net investment income	(0.13)	(0.02)	0	0	0

Net asset value, end of period	$ 17.91	$ 12.04	$ 8.55	$ 11.71	$ 11.58

Total return*	50.31%	41.13%	(26.99%)	1.12%	(15.16%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 7,368	$ 1,634	$ 261	$ 465	$ 557

Ratios to average net assets

Expenses‡	2.40%†	2.63%	2.92%	2.85%	2.83%†

Net investment income (loss)	(1.26%)†	0.41%	(0.65%)	(0.80%)	(1.44%)†

Portfolio turnover rate	16%	23%	31%	33%	44%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 (b) #

CLASS I**

Net asset value, beginning of period	$ 12.24	$ 8.63	$ 10.42

Income from investment operations

Net investment income (loss)	(0.01)	0.30	0.04

Net realized and unrealized gains or losses on securities and foreign currency related transactions	6.20	3.35	(1.83)

Total from investment operations	6.19	3.65	(1.79)

Distributions to shareholders from

Net investment income	(0.16)	(0.04)	0

Net asset value, end of period	$ 18.27	$ 12.24	$ 8.63

Total return	51.20%	42.41%	(17.18%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 263	$ 23	$ 1

Ratios to average net assets

Expenses‡	1.39%†	1.51%	1.79%†

Net investment income (loss)	(0.10%)†	2.47%	0.48%†

Portfolio turnover rate	16%	23%	31%

(a) For the period from January 29, 1998 (commencement of class operations) to October 31, 1998.

(b) For the period from February 29, 2000 (commencement of class operations) to October 31, 2000.

# Net investment income (loss) is based on average shares outstanding during the period.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - 95.6%
CONSUMER DISCRETIONARY - 9.2%
Auto Components - 0.4%
Tong Yang Industry Co., Ltd. *	Taiwan	362,000	$ 218,223
Automobiles - 2.3%
Bajaj Auto	India	26,600	265,266
Brilliance China Automotive Holdings, Ltd.	Hong Kong	2,000,000	343,632
Hero Honda Motors, Ltd.	India	30,000	217,842
Hyundai Motor Co.	South Korea	13,000	484,096
1,310,836
Hotels, Restaurants & Leisure - 1.7%
Genting Berhad	Malaysia	94,200	386,716
Indian Hotels Co., Ltd.	India	34,000	140,250
Indian Hotels Co., Ltd., GDR 144A	India	71,000	265,615
Resorts World Berhad	Malaysia	74,000	204,474
997,055
Household Durables - 0.6%
Techtronic Industries	Hong Kong	410,000	336,451
Media - 1.2%
Grupo Televisa SA, ADR *	Mexico	9,050	409,060
Roadshow Holdings, Ltd. *	Hong Kong	750,000	250,030
659,090
Multi-line Retail - 0.7%
New Clicks Holdings, Ltd.	South Africa	126,493	80,925
Organizacion Soriana SA *	Mexico	100,000	345,711
426,636
Specialty Retail - 1.9%
Giordano International, Ltd.	Hong Kong	500,000	318,949
Siam Makro Public Co., Ltd.	Thailand	95,000	90,607
Wal-Mart de Mexico SA de CV	Mexico	200,000	669,014
1,078,570
Textiles & Apparel - 0.4%
Far East Textile, Inc.	Taiwan	492,405	228,662
CONSUMER STAPLES - 11.0%
Beverages - 6.3%
Coca-Cola Femsa SA, ADR	Mexico	20,400	566,712
Embotelladora Andina SA, ADR, Ser. A	Chile	12,000	97,200
Fomento Economico Mexicano, ADR (“Femsa”), Ser. B	Mexico	15,000	717,750
Gazprom SA, Ser. O, ADR *	Russia	34,000	544,000
Grupo Modelo SA de CV, Ser. C	Mexico	268,400	727,418
Panamerican Beverages, Inc.	Mexico	14,600	262,800
Pepsi Gemex SA *	Mexico	30,000	267,600
Quilmes Indl. Quinsa Societe, ADR	Bermuda	7,100	82,715
Tsingtao Brewery	China	1,000,000	352,60 7
3,618,802

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS -continued
CONSUMER STAPLES - continued
Food Products - 0.8%
PT Indofoods Sukses Makmur Tbk	Indonesia	2,900,000	$ 326,367
Souza Cruz CIA SA	Brazil	21,800	149,918
476,285
Household Products - 1.1%
Hindustan Lever	India	40,000	165,788
Kuala Lumpur Kepong Berhad	Malaysia	102,000	187,895
PT Unilever Indonesia Tbk	Indonesia	100,000	246,516
600,199
Personal Products - 1.4%
Kimberly Clark Corp. de Mexico SA de CV, Class A	Mexico	165,000	528,169
Pacific Corp.	South Korea	2,400	278,355
806,524
Tobacco - 1.4%
Indian Tobacco Co., Ltd.	India	18,000	231,484
PT Gudang Garam Tbk	Indonesia	230,000	282,261
PT Hanjaya Mandala Sampoerna Tbk	Indonesia	583,000	273,379
787,124
ENERGY - 8.5%
Energy Equipment & Services - 0.9%
RAO Unified Energy Systems, ADR	Russia	35,500	529,660
Oil & Gas - 7.6%
Lukoil Holding, ADR	Russia	15,000	1,066,662
Perez Companc SA, ADR	Argentina	8,600	59,942
Petroleo Brasileiro SA, ADR	Brazil	47,720	1,129,848
PTT Exploration & Production, Plc	Thailand	115,300	282,585
PTT Public Co. *	Thailand	125,000	85,983
SK Corp., GDR *	South Korea	49,993	748,537
Surgutneftegaz, ADR	Russia	37,400	706,860
YUKOS Corp., ADR *	Russia	2,000	294,000
4,374,417
FINANCIALS - 17.5%
Banks - 12.9%
Amalgamated Bank South Africa	South Africa	66,300	193,367
Banco Itau SA, ADR	Brazil	8,900	355,110
Bangkok Bank Public Co., Ltd. *	Thailand	200,000	295,954
Bank Polska Kasa Opieki Grupa	Poland	28,768	792,011
Chinatrust Commercial Bank	Taiwan	711,727	630,228
Grupo Financiero Bancomer SA, Ser. O *	Mexico	358,900	356,526
Grupo Financiero Banorte SA de CV, Ser. O *	Mexico	179,000	478,441
Hana Bank	South Korea	19,952	261,589
Kookmin Bank	South Korea	15,067	688,477
Malayan Banking Berhad	Malaysia	127,500	308,684
Nedcor, Ltd.	South Africa	22,633	291,723
OTP Bank	Hungary	70,000	620,788
Public Bank Berhad *	Malaysia	520,000	432,421
Sime Darby Berhad	Malaysia	250,000	355,263
Sinopac Holdings Co.	Taiwan	1,272,920	607,929

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS -continued
FINANCIALS - continued
Banks - continued
Thailand Farmers Bank Public Co., Ltd. *	Thailand	595,000	$ 419,595
Uniao de Bancos Brasileiros SA	Brazil	11,900	291,550
7,379,656
Diversified Financials - 1.4%
Ayala Corp.	Philippines	2,601,600	303,199
Samsung Securities Co. *	South Korea	15,584	525,914
829,113
Insurance - 2.1%
Cathay Financial	Taiwan	130,001	194,983
China Insurance International Holdings Co., Ltd.	Hong Kong	400,000	226,951
Samsung Fire & Marine Co., Ltd.	South Korea	11,202	760,415
1,182,349
Real Estate - 1.1%
Consorcio ARA *	Mexico	82,374	159,088
Henderson China Holdings, Ltd.	Hong Kong	1,000,000	458,389
617,477
HEALTH CARE - 3.9%
Health Care Equipment & Supplies - 0.7%
LG Household & Health *	South Korea	13,760	424,863
Pharmaceuticals - 3.2%
Pliva DD, GDR	Croatia	80,000	1,140,000
Ranbaxy Labs	India	17,000	295,354
Teva Pharmaceutical Industries, Ltd., ADR	Israel	7,000	392,070
1,827,424
INDUSTRIALS - 3.3%
Construction & Engineering - 0.6%
Larsen & Toubro, Ltd., GDR 144A	India	30,000	213,672
LG Construction Co	South Korea	15,000	132,661
346,333
Electrical Equipment - 0.9%
Walsin Lihwa Corp.	Taiwan	461,862	141,209
Yageo Corp. *	Taiwan	475,955	395,371
536,580
Industrial Conglomerates - 0.5%
Hanaro Telecom, Inc., ADR *	South Korea	10,700	46,663
YTL Corp.	Malaysia	193,800	257,550
304,213
Marine - 0.5%
Samsung Heavy Industries Co., Ltd. *	South Korea	64,500	260,702
Transportation Infrastructure - 0.8%
Evergreen Marine Corp.	Taiwan	286,640	136,417
Malaysia International Shipping Corp.	Malaysia	150,000	292,105
428,522

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS -continued
INFORMATION TECHNOLOGY - 10.5%
Computers & Peripherals - 1.1%
Asustek Computer, Inc.	Taiwan	108,630	$ 393,224
DSP Group, Inc. *	United States	6,700	142,174
Quanta Computer, Inc.	Taiwan	34,000	114,739
650,137
Electronic Equipment & Instruments - 0.4%
Hon Hai Precision Industries Co., Ltd.	Taiwan	44,760	196,237
Internet Software & Services - 0.3%
Asiainfo Holdings Inc. *	Germany	15,000	152,700
IT Consulting & Services - 0.0%
Dimension Data Holdings Plc *	United Kingdom	24,575	21,746
Semiconductor Equipment & Products - 8.1%
Advanced Semiconductor Engineering, Inc. *	Taiwan	144,623	137,657
Samsung Electronics Co., Ltd.	South Korea	7,223	2,140,563
Siliconware Precision Industries Co., ADR	Taiwan	395,582	449,441
Taiwan Semiconductor Manufacturing Co., Ltd. *	Taiwan	440,676	1,112,176
United Microelectronics Corp. *	Taiwan	535,231	818,207
4,658,044
Software - 0.6%
Check Point Software Technologies, Ltd. *	Israel	20,000	363,000
MATERIALS - 11.0%
Chemicals - 1.5%
Formosa Plastic Corp.	Taiwan	130,800	153,172
LG Chemical, Ltd.	South Korea	12,669	307,444
Nan Ya Plastic Corp.	Taiwan	241,630	251,596
Reliance Industries, Ltd., GDR 144A	India	13,000	148,066
860,278
Construction Materials - 0.8%
Cemex SA de CV, ADR	Mexico	14,000	443,800
Metals & Mining - 7.8%
Anglo American Plc	South Africa	58,260	918,940
Anglo American Plc ADR	United Kingdom	40,000	626,000
Anglo-American Platinum Corp., Ltd.	South Africa	16,405	782,513
AngloGold, Ltd., ADR	South Africa	20,000	536,000
Companhia Vale do Rio Doce, ADR	Brazil	23,000	617,550
Compania de Minas Buenaventura SA, ADR	Peru	5,000	133,300
Harmony Gold Mining, Ltd.	South Africa	15,000	193,057
Hindlaco Industries	India	45,000	667,689
4,475,049
Paper & Forest Products - 0.9%
Aracruz Celulose SA, ADR	Brazil	14,000	304,500
Sappi, Ltd.	South Africa	19,727	242,760
547,260

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS -continued
TELECOMMUNICATION SERVICES - 16.6%
Diversified Telecommunication Services - 10.4%
Advance Telecomunicaciones SA	Argentina	2,300	$ 4
China Unicom, Ltd. *	Hong Kong	100,000	97,448
China Unicom, Ltd., ADR *	Hong Kong	50,000	492,500
CIA Anonima Nacional Telefonos de Venezuela, ADR	Venezuela	5,000	73,200
Companhia de Telecom de Chile SA, ADR *	Chile	15,900	238,977
KT Corp., ADR *	Korea	32,000	724,800
Mahanagar Telephone Nigam, Ltd. *	India	100,963	593,854
Matav, ADR	Hungary	25,781	487,261
Philippine Long Distance Telephone Co., ADR	Philippines	20,000	175,800
PT Telekomunikasi Indonesia, ADR	Peru	15,900	141,828
SPT Telecom AS *	Czech Republic	52,200	499,087
Tele Centro Oeste Celular Participacoes SA, ADR	Brazil	20,000	118,000
Tele Norte Leste Participacoes SA, ADR	Brazil	40,000	505,200
Telecomasia Corp., Plc *	Thailand	103,579	0
Telefonos de Mexico SA de CV, ADR	Mexico	25,014	946,530
Telekom Malaysia Berhad	Malaysia	123,000	313,974
Telekomunikacja Polaska SA *	Poland	70,300	235,770
Telesp - Telecomunicacoes de Sao Paulo SA	Brazil	24,600,000	336,993
5,981,226
Wireless Telecommunications Services - 6.2%
America Movil SA de CV, ADR	Mexico	35,014	653,011
China Mobile Hong Kong, Ltd., ADR *	Hong Kong	44,000	730,840
China Telecom (Hong Kong), Ltd. *	Hong Kong	250,000	819,010
Mobile Telesystems, ADR *	Russia	5,600	175,560
SK Telecom Co., Ltd., ADR	South Korea	35,000	748,650
Tele Celular Sul Participacoes, ADR	Brazil	5,000	63,650
Tele Nordeste Celular Participacoes SA, ADR	Brazil	6,000	124,500
Telefonica Moviles	Argentina	12,020	21
Telemig Celular Participacoes SA, ADR	Brazil	2,000	42,120
Turkcell Iletisim Hizmetleri, ADR *	Turkey	10,000	169,800
3,527,162
UTILITIES - 4.1%
Electric Utilities - 2.7%
CEZ *	Czech Republic	150,000	363,187
Companhia Brasileira, ADR	Brazil	10,000	235,000
Huaneng Power International, Inc.	Hong Kong	350,000	262,532
Huaneng Power International, Inc., ADR	China	6,000	175,800
Korea Electric Power Corp., ADR	South Korea	46,000	492,200
1,528,719
Gas Utilities - 0.5%
Gulf Indonesia Resources, Ltd. *	Indonesia	28,000	308,840
Multi-Utilities - 0.9%
Petroleos de Chile SA	Chile	51,863	178,741
Tenaga Nasional Berhad	Malaysia	104,000	309,263
488,004
Total Common Stocks			54,787,968

EVERGREEN
Emerging Markets Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

PREFERRED STOCKS - 3.9%
CONSUMER DISCRETIONARY - 0.1%
Textiles & Apparel - 0.1%
Coteminas Cia Tec	Brazil	810,000	$ 71,687
CONSUMER STAPLES - 1.0%
Beverages - 0.7%
Companhia de Bebidas das Americas, ADR	Brazil	2,000,000	414,982
Food Products - 0.3%
Perdigao SA	Brazil	21,160	146,055
FINANCIALS - 1.1%
Banks - 1.1%
Banco Bradesco SA	Brazil	68,498,765	404,640
Banco Itau SA *	Brazil	2,600,000	206,437
Bradespar SA	Brazil	36,314,252	10,457
621,534
INFORMATION TECHNOLOGY - 1.7%
Semiconductor Equipment & Products - 1.7%
Samsung Electronics Co., Ltd.	South Korea	6,600	993,328
Total Preferred Stocks			2,247,586
Total Investments - (cost $48,641,734) - 99.5%			57,035,554
Other Assets and Liabilities - 0.5%			304,064
Net Assets - 100.0%			$ 57,339,618

At April 30, 2002, the fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

South Korea	$ 10,019,258	17.6%
Mexico	7,531,630	13.2%
Taiwan	6,084,269	10.7%
Brazil	5,528,197	9.7%
Hong Kong	4,336,732	7.6%
Russia	3,316,742	5.8%
South Africa	3,239,285	5.7%
India	3,204,880	5.6%
Malaysia	3,048,345	5.3%
Indonesia	1,437,364	2.5%
Thailand	1,174,724	2.1%
Croatia	1,140,000	2.0%
Hungary	1,108,049	1.9%
Poland	1,027,781	1.8%
Czech Republic	862,274	1.5%
Israel	755,070	1.3%
United Kingdom	647,746	1.1%
China	528,407	0.9%
Chile	514,918	0.9%
Philippines	478,999	0.9%
Peru	275,128	0.5%
United States	237,374	0.5%
Turkey	169,800	0.3%
Germany	152,700	0.3%
Bermuda	82,715	0.1%
Venezuela	73,200	0.1%
Argentina	59,967	0.1%
	$ 57,035,554	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Global Leaders Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - 98.9%
CONSUMER DISCRETIONARY - 16.5%
Automobiles - 1.6%
Harley-Davidson, Inc. *	United States	82,600	$ 4,376,974
Toyota Motor Corp.	Japan	32,300	880,075
5,257,049
Hotels, Restaurants & Leisure - 1.9%
Cafe De Coral Holdings, Ltd.	Hong Kong	349,000	248,357
Compass Group *	United Kingdom	463,276	2,881,431
Sodexho Alliance (p)	France	87,647	3,393,634
6,523,422
Household Durables - 1.7%
Sony Corp.	Japan	107,400	5,821,080
Leisure Equipment & Products - 1.5%
Nintendo Co., Ltd.	Japan	36,000	5,044,568
Media - 2.1%
McGraw-Hill Companies, Inc.	United States	33,500	2,143,665
Pearson Publishing Plc	United Kingdom	135,000	1,624,255
VNU NV	Netherlands	110,677	3,338,580
7,106,500
Multi-line Retail - 2.5%
Publicis Groupe SA	France	55,690	1,699,951
Wal-Mart Stores, Inc.	United States	117,500	6,563,550
8,263,501
Specialty Retail - 1.9%
Bed Bath & Beyond, Inc. *	United States	44,300	1,646,631
Home Depot, Inc.	United States	106,100	4,919,857
6,566,488
Textiles & Apparel - 3.3%
Gucci Group NV	Netherlands	8,680	840,210
Hermes International (p)	France	23,500	3,624,806
Hugo Boss AG (p)	Germany	267,380	5,609,761
Inditex SA	Spain	60,000	1,236,678
11,311,455
CONSUMER STAPLES - 15.3%
Beverages - 3.5%
Anheuser-Busch Companies, Inc.	United States	53,400	2,830,200
Coca-Cola Co.	United States	58,200	3,230,682
Interbrew SA (p)	Belgium	95,000	2,825,477
PepsiCo, Inc.	United States	58,400	3,030,960
11,917,319
Food & Drug Retailing - 3.7%
Koninklijke Ahold NV	Netherlands	143,722	3,591,251
Seven-Eleven Japan Co., Ltd.	Japan	145,400	5,444,506
SYSCO Corp.	United States	58,300	1,691,283
Walgreen Co. *	United States	43,200	1,631,664
12,358,704

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 1.9%
George Weston, Ltd.	Canada	55,000	$ 4,165,604
Kraft Foods, Inc., Class A	United States	59,000	2,421,360
6,586,964
Household Products - 2.4%
Procter & Gamble Co.	United States	26,700	2,409,942
Reckitt Benckiser Plc	United Kingdom	325,000	5,751,751
8,161,693
Tobacco - 3.8%
Altadis SA	Spain	227,100	4,793,296
British America Tobacco Plc	United Kingdom	163,500	1,671,843
Philip Morris Companies, Inc.	United States	15,800	859,994
Swedish Match Co. AB (p)	Sweden	690,700	5,436,997
12,762,130
ENERGY - 7.5%
Energy Equipment & Services - 0.7%
IHC Caland NV	Netherlands	10,030	563,115
Schlumberger, Ltd.	United States	29,500	1,615,125
2,178,240
Oil & Gas - 6.8%
Eni SpA (p)	Italy	261,388	4,013,003
Exxon Mobil Corp.	United States	141,200	5,672,004
Petroleo Brasileiro SA, ADR	Brazil	19,500	479,700
Phillips Petroleum Co.	United States	33,700	2,015,597
Suncor Energy, Inc. (p)	Canada	130,000	4,518,783
Talisman Energy, Inc. (p)	Canada	58,245	2,488,944
Woodside Petroleum, Ltd.	Australia	550,000	3,999,063
23,187,094
FINANCIALS - 17.2%
Banks - 4.4%
Kookmin Bank, ADR	South Korea	35,000	1,627,500
Lloyds TSB Group Plc	United Kingdom	234,550	2,695,584
Mellon Financial Corp.	United States	60,500	2,284,480
Royal Bank of Scotland Group Plc *	United Kingdom	325,000	381,083
Royal Bank of Scotland Plc	United Kingdom	96,178	2,757,029
Wells Fargo & Co.	United States	103,000	5,268,450
15,014,126
Diversified Financials - 7.2%
Capital One Financial Corp. *	United States	34,200	2,048,238
Citigroup, Inc.	United States	183,900	7,962,870
Fannie Mae	United States	63,900	5,043,627
Household International, Inc.	United States	10,300	600,387
HSBC Holdings Plc	United Kingdom	156,000	1,855,226
MBNA Corp.	United States	104,875	3,717,819
Morgan Stanley Dean Witter & Co.	United States	62,800	2,996,816
24,224,983

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
FINANCIALS -continued
Insurance - 3.8%
Aegon NV	Netherlands	77,328	$ 1,775,565
American International Group, Inc.	United States	43,968	3,039,068
Marsh & McLennan Co.	United States	21,650	2,188,382
Swiss Reinsurance Co.	Switzerland	59,730	6,022,172
13,025,187
Real Estate - 1.8%
Cheung Kong Holdings, Ltd.	Hong Kong	221,000	2,104,006
Westfield Holdings *	Australia	447,600	3,879,915
5,983,921
HEALTH CARE - 14.9%
Biotechnology - 0.5%
Amgen, Inc. *	United States	31,400	1,660,432
Health Care Equipment & Supplies - 5.8%
Baxter International, Inc.	United States	58,400	3,322,960
Coloplast A/S	Denmark	80,100	5,722,814
Luxottica Group SpA, ADS	Italy	530,000	10,653,000
19,698,774
Health Care Providers & Services - 0.9%
Cochlear, Ltd.	Australia	113,882	2,357,432
UnitedHealth Group, Inc. *	United States	6,300	553,203
2,910,635
Pharmaceuticals - 7.7%
Abbott Laboratories	United States	82,600	4,456,270
Astrazeneca Plc, ADR	United Kingdom	44,500	2,071,475
GlaxoSmithKline Plc, ADR	United Kingdom	49,626	2,177,835
Johnson & Johnson Co.	United States	56,772	3,625,460
Pfizer, Inc.	United States	120,800	4,391,080
Pharmacia Corp.	United States	24,800	1,022,504
Sanofi-Synthelabo SA	France	47,500	3,038,906
Takeda Chemical Industries, Ltd.	Japan	95,000	4,156,319
UCB SA	Belgium	36,000	1,312,856
26,252,705
INDUSTRIALS - 10.0%
Aerospace & Defense - 2.3%
United Technologies Corp.	United States	112,265	7,877,635
Air Freight & Couriers - 0.2%
TNT Post Group NV	Netherlands	24,487	530,286
Commercial Services & Supplies - 0.7%
Automatic Data Processing, Inc.	United States	13,000	660,920
First Data Corp. *	United States	20,400	1,621,596
2,282,516
Construction & Engineering - 1.2%
Saipem SpA (p)	Italy	94,000	611,964
Societe Technip (p)	France	25,620	3,612,687
4,224,651

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 4.0%
3M Co.	United States	25,200	$ 3,170,160
Eniro AB *(p)	Sweden	185,000	1,438,290
General Electric Co.	United States	158,000	4,984,900
Li & Fung, Ltd.	Hong Kong	2,450,000	3,926,760
13,520,110
Machinery - 0.5%
Illinois Tool Works, Inc.	United States	23,800	1,715,980
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	United States	65,200	1,792,348
Transportation Infrastructure - 0.6%
Brisa-Auto Estradas de Portugal SA	Portugal	440,000	2,179,089
INFORMATION TECHNOLOGY - 10.1%
Communications Equipment - 0.9%
Cisco Systems, Inc. *	United States	207,500	3,039,875
Computers & Peripherals - 3.8%
Dell Computer Corp. *	United States	85,600	2,254,704
EMC Corp. *	United States	18,500	169,090
International Business Machines Corp.	United States	29,700	2,487,672
Logitech International SA *	Switzerland	175,000	8,136,774
13,048,240
IT Consulting & Services - 0.8%
Affiliated Computer Services, Inc., Class A *	United States	51,600	2,790,012
Semiconductor Equipment & Products - 1.8%
Intel Corp.	United States	133,000	3,805,130
Texas Instruments, Inc. *	United States	69,100	2,137,263
5,942,393
Software - 2.8%
Microsoft Corp. *	United States	83,000	4,337,580
Oracle Corp. *	United States	312,600	3,138,504
SAP AG, ADR	Germany	21,400	1,273,563
Veritas Software Corp. *	United States	30,200	855,868
9,605,515
MATERIALS - 5.3%
Chemicals - 1.5%
PPG Industries, Inc.	United States	57,600	3,013,056
Praxair, Inc.	United States	36,500	2,084,150
5,097,206
Construction Materials - 1.5%
CRH Plc	Ireland	287,564	4,932,901

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Metals & Mining - 2.3%
Alcoa, Inc.	United States	44,300	$ 1,507,529
Companhia Vale do Rio Doce, ADR	Brazil	150,000	4,027,500
Placer Dome, Inc.	Canada	160,000	1,903,183
Rio Tinto Plc	United Kingdom	28,850	535,792
7,974,004
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
L-3 Communications Holdings, Inc. *	United States	10,963	1,400,852
Verizon Communications, Inc.	United States	107,900	4,327,869
5,728,721
UTILITIES - 0.4%
Electric Utilities - 0.1%
Scot & Southern Energy Plc	United Kingdom	29,000	285,130
Gas Utilities - 0.3%
Gas Natural SDG SA	Spain	55,578	1,123,515
Total Common Stocks			335,507,097
PREFERRED STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Porsche AG (p)	Germany	3,870	1,726,724
SHORT-TERM INVESTMENTS - 10.4%
MUTUAL FUND SHARES - 10.4%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	49,521	49,521
Navigator Prime Portfolio (pp)	United States	35,046,677	35,046,677
Total Short-Term Investments			35,096,198
Total Investments - (cost $302,396,081) - 109.8%			372,330,019
Other Assets and Liabilities - (9.8%)			(33,181,536)
Net Assets - 100.0%			$ 339,148,483

EVERGREEN
Global Leaders Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

At April 30, 2002, the fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

United States	$ 195,510,425	52.6%
United Kingdom	24,688,433	6.6%
Japan	21,346,548	5.7%
France	15,369,985	4.1%
Italy	15,277,968	4.1%
Switzerland	14,158,946	3.8%
Canada	13,076,514	3.5%
Netherlands	10,639,006	2.9%
Australia	10,236,410	2.8%
Germany	8,610,048	2.3%
Spain	7,153,489	1.9%
Sweden	6,875,287	1.9%
Hong Kong	6,279,123	1.7%
Denmark	5,722,814	1.5%
Ireland	4,932,901	1.3%
Brazil	4,507,200	1.2%
Belgium	4,138,333	1.1%
Portugal	2,179,089	0.6%
South Korea	1,627,500	0.4%
	$ 372,330,019	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Global Opportunities Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - 96.1%
CONSUMER DISCRETIONARY - 30.1%
Auto Components - 3.0%
Autoliv, Inc.	Sweden	94,336	$ 2,094,827
Toyota Industries	Japan	61,000	980,616
Valeo	France	35,100	1,501,275
4,576,718
Automobiles - 1.5%
Fuji Heavy Industries, Ltd. *	Japan	264,000	1,331,766
Pininfarina SpA	Italy	49,446	1,037,401
2,369,167
Distributors - 2.0%
Buhrmann NV *	Netherlands	161,752	2,069,681
Hagemeyer NV	Netherlands	50,866	1,005,360
3,075,041
Hotels, Restaurants & Leisure - 2.4%
Ameristar Casinos, Inc. *	United States	21,700	676,172
Argosy Gaming Corp. *	United States	35,900	1,292,400
First Choice Holidays Plc	United Kingdom	132,000	233,494
Jurys Doyle Hotel	Ireland	34,978	348,030
Penn National Gaming, Inc. *	United States	29,600	1,137,824
3,687,920
Household Durables - 0.9%
Techtronic Industries	Hong Kong	760,000	623,666
Waterford Wedgewood	Ireland	1,301,545	843,823
1,467,489
Leisure Equipment & Products - 3.9%
Action Performance Companies, Inc. *	United States	21,500	1,011,575
International Game Technology *	United States	22,900	1,441,555
JAKKS Pacific, Inc. *	United States	57,600	1,109,952
Puma AG	Germany	44,258	2,557,709
6,120,791
Media - 4.1%
Aegis Group Plc	United Kingdom	426,675	680,537
DoubleClick, Inc. *	United States	89,600	695,296
Grupo Prisa SA *	Spain	69,960	677,201
Grupo Televisa SA, ADR *	Mexico	5,100	230,520
Hit Entertainment	United Kingdom	127,500	637,008
Independent News & Media NZ	Ireland	50,000	95,262
Independent News & Media Plc	Ireland	155,174	293,425
Metropole Tv M6 *	France	10,607	260,267
Mondadori (Arnoldo) Editore *	Italy	72,300	566,392
Rank Group	United Kingdom	231,625	943,835
Trinity Mirror Plc	United Kingdom	176,750	1,217,758
6,297,501

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Multi-line Retail - 2.9%
Chico’s FAS, Inc. *	United States	37,300	$ 1,345,784
Debenhams Retail Plc	United Kingdom	50,250	286,921
Hyundai Department Store Co., Ltd.	South Korea	1,000	31,575
Incepta Group	United Kingdom	1,108,244	952,419
Organizacion Soriana SA *	Mexico	227,179	785,382
Publicis Groupe SA	France	35,420	1,081,204
4,483,285
Specialty Retail - 7.1%
Blyth, Inc.	United States	37,900	1,127,525
Electronics Boutique Plc	United Kingdom	1,100,923	2,245,047
Giordano International, Ltd. *	Hong Kong	650,000	414,634
Gymboree Corp. *	United States	69,000	1,258,560
Hot Topic, Inc. *	United States	51,905	1,170,977
Moore Corp., Ltd. *	Canada	123,795	1,714,922
Too, Inc. *	United States	29,400	886,410
Vendex International NV	Netherlands	154,903	2,092,236
Wal-Mart de Mexico SA de CV *	Mexico	56,000	187,324
11,097,635
Textiles & Apparel - 2.3%
Adidas AG	Germany	16,167	1,094,730
Benetton Group SpA	Italy	60,000	845,522
Christian Dior SA	France	41,000	1,652,100
3,592,352
CONSUMER STAPLES - 10.6%
Beverages - 4.5%
Allied Domecq Plc	United Kingdom	122,600	784,856
Asahi Breweries	Japan	71,000	653,871
Campari Group *	Italy	65,204	2,078,438
Gazprom SA, Ser. O, ADR *	Russia	60,654	970,464
Parmalat Finanzaria SpA *	Italy	303,125	1,064,501
Remy Cointreau SA	France	42,711	1,284,534
Tsingtao Brewery	China	488,000	172,072
7,008,736
Food & Drug Retailing - 2.5%
Fleming Companies, Inc.	United States	45,400	1,000,616
Performance Food Group Co. *	United States	36,600	1,318,735
Safeway Plc	United Kingdom	121,360	537,390
United Natural Foods, Inc. *	United States	42,100	1,008,295
3,865,036
Food Products - 1.7%
Lindt & Spruengli, Ltd.	Switzerland	1,700	1,027,349
Nippon Meat Packers, Inc.	Japan	48,000	482,784
Nutreco Holding NV	Netherlands	31,150	1,023,789
Souza Cruz CIA SA	Brazil	18,491	127,162
2,661,084

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 1.5%
Mandom Corp.	Japan	52,100	$ 738,578
Uni Charm Corp	Japan	18,200	477,475
Wella AG	Germany	18,886	1,141,096
2,357,149
Tobacco - 0.4%
Gallaher Group Plc	United Kingdom	25,000	216,669
Swedish Match Co. AB	Sweden	41,153	323,945
540,614
ENERGY - 4.3%
Energy Equipment & Services - 1.5%
Cal Dive International, Inc. *	United States	47,700	1,235,430
Cie Gen Geophysiqu *	France	5,105	202,259
Lone Star Technologies, Inc. *	United States	36,000	959,400
2,397,089
Oil & Gas - 2.8%
Lukoil Holding, ADR	Russia	14,250	1,026,855
SK Corp., GDR *	South Korea	33,000	494,104
Spinnaker Exploration Co. *	United States	33,600	1,439,760
Surgutneftegaz, ADR *	Russia	68,300	1,304,530
4,265,249
FINANCIALS - 8.1%
Banks - 3.5%
Anglo Irish Bank Corp. Plc *	Ireland	185,730	1,000,098
Bank Polska Kasa Opieki Grupa	Poland	10,000	275,310
Coinstar, Inc. *	United States	29,400	947,562
Dime Community Bancorp, Inc.	United States	44,550	1,036,233
Grupo Financiero Bancomer SA, Ser. O *	Mexico	288,000	286,095
Hana Bank	South Korea	17,660	231,539
Kookmin Bank	South Korea	1,500	68,542
New York Community Bancorp, Inc.	United States	40,300	1,195,298
OTP Bank	Hungary	40,000	354,736
5,395,413
Diversified Financials - 3.8%
Arch Cap Group, Ltd *	United States	39,400	1,149,692
Brascan Corp. *	Canada	69,151	1,539,237
Close Brothers Group Plc	United Kingdom	20,000	225,773
Collins Stew Holdings *	United Kingdom	20,000	120,170
Friedman, Billings, Ramsey & Co. *	United States	116,400	1,046,436
Garban Plc	United Kingdom	85,415	942,597
IFG Group Plc	Ireland	75,012	187,774
Oerlikon Buhrle Holding AG, *	Switzerland	4,000	448,925
Resources Connection, Inc. *	United States	12,400	329,096
5,989,700

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 0.7%
Industrial Alliance Life Insurance Co.	Canada	37,485	$ 1,027,556
Real Estate - 0.1%
Brookfield Properties Corp. *	Canada	8,350	165,999
HEALTH CARE - 11.2%
Biotechnology - 2.2%
Cambridge Antibody Technology Group Plc *	United Kingdom	15,504	264,223
ILEX Oncology, Inc. *	United States	27,300	447,447
InterMune, Inc. *	United States	12,300	329,025
Sangstat Medical Corp. *	United States	19,400	452,020
Scios, Inc. *	United States	24,500	757,785
Sicor, Inc. *	United States	48,900	866,508
Xoma, Ltd. *	United States	86,800	323,764
3,440,772
Health Care Equipment & Supplies - 2.5%
BioReliance Corp. *	United States	39,300	1,061,493
Biosite, Inc. *	United States	2,800	87,500
Cyberonics, Inc. *	United States	50,600	685,630
Inamed Corp. *	United States	28,300	1,042,289
Orthofix International NV *	United States	26,800	996,960
3,873,872
Health Care Providers & Services - 2.5%
Cochlear, Ltd.	Australia	9,473	196,097
Davita, Inc. *	United States	25,300	655,776
IMPATH, Inc. *	United States	15,600	369,252
Pediatrix Medical Group, Inc. *	United States	14,100	662,559
Serologicals Corp. *	United States	34,000	697,340
Universal Health Services, Inc., Class B *	United States	12,600	586,530
VCA Antech, Inc. *	United States	45,600	695,400
3,862,954
Pharmaceuticals - 4.0%
Banyu Pharmaceutical Co., Ltd.	Japan	49,200	658,017
BioMarin Pharmaceutical, Inc. *	United States	54,800	330,444
Chugai Pharmaceutical Co., Ltd.	Japan	60,000	716,515
Ligand Pharmaceuticals, Inc., Class B *	United States	39,000	607,230
Merck KGaA	Germany	21,000	623,066
Perrigo Co. *	United States	67,400	841,152
Pliva DD, GDR	Croatia	85,611	1,219,957
Santen Pharmaceuticals Co.	Japan	62,000	714,336
Sugi Pharmacy Co., Ltd.	Japan	12,200	541,357
6,252,074
INDUSTRIALS - 12.4%
Aerospace & Defense - 0.7%
Integrated Defense Technologies *	United States	38,300	1,147,085
Airlines - 2.2%
British Airways Plc	United Kingdom	418,500	1,440,150
Continental AG	Germany	116,350	1,964,388
3,404,538

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Building Products - 1.3%
Steel Dynamics, Inc. *	United States	115,700	$ 2,018,965
Commercial Services & Supplies - 3.3%
Administaff, Inc. *	United States	48,300	1,108,485
Ase Test, Ltd. *	United States	15,000	204,450
Bally Total Fitness Holding Corp. *	United States	55,100	1,203,935
Insight Communications, Inc., Class A *	United States	23,700	367,587
Manhattan Associates, Inc. *	United States	27,700	874,766
On Assignment, Inc. *	United States	48,400	983,972
Taylor Nelson Sofres Plc	United Kingdom	129,102	444,738
5,187,933
Construction & Engineering - 1.3%
Balfour Beatty Plc	United Kingdom	76,800	314,346
Grupo Ferrovial SA	Spain	38,400	930,129
Societe Technip	France	5,460	769,917
2,014,392
Electrical Equipment - 0.5%
Alpine Electronics, Inc.	Japan	72,000	784,711
Industrial Conglomerates - 1.1%
Eniro AB *	Sweden	53,000	412,050
Havas Advertising SA	France	72,948	545,194
Li & Fung, Ltd. *	Hong Kong	438,000	702,009
1,659,253
Machinery - 1.2%
Saurer AG *	Switzerland	74,500	1,828,446
Marine - 0.4%
Leif Höegh & Co. ASA *	Norway	49,041	598,061
Road & Rail - 0.4%
Kowloon Motor Bus Holdings, Ltd.	Hong Kong	124,000	624,845
INFORMATION TECHNOLOGY - 13.4%
Communications Equipment - 0.7%
Tanderg ASA	Norway	90,000	1,086,853
Computers & Peripherals - 0.2%
Xicor, Inc. *	United States	24,900	249,000
Electronic Equipment & Instruments - 1.4%
ELMOS Semiconductor AG	Germany	33,320	442,544
Hon Hai Precision Industries Co., Ltd.	Taiwan	28,200	123,634
Oak Technology, Inc. *	United States	67,600	961,948
Plexus Corp. *	United States	28,400	709,716
2,237,842
Internet Software & Services - 1.7%
Alloy, Inc. *	United States	58,500	740,025
Netegrity, Inc. *	United States	109,700	839,205
Retek, Inc. *	United States	35,100	828,325
Universal Access Global Holdings *	United States	176,500	151,790
2,559,345

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 7.7%
Advantest Corp.	Japan	8,200	$ 590,479
Artisan Components, Inc. *	United States	69,700	1,027,378
Asm Intl *	Netherlands	13,100	308,463
BE Semiconductor Industries *	Netherlands	408,441	3,287,959
Chartered Semiconductor Manufacturing *	United States	11,500	294,975
ChipPac, Inc. *	United States	152,400	1,394,460
ESS Technology, Inc. *	United States	51,300	819,261
Integrated Circuit System, Inc. *	United States	30,500	606,950
Microsemi Corp. *	United States	49,000	649,250
Pixelworks, Inc. *	United States	52,600	524,422
Sez Holding AG	Switzerland	8,925	445,796
Taiwan Semiconductor Manufacturing Co., Ltd. *	Taiwan	239,000	603,187
United Microelectronics Corp. *	Taiwan	177,100	270,733
Zoran Corp. *	United States	30,500	1,104,405
11,927,718
Software - 1.7%
Eidos Plc, ADR *	United Kingdom	248,558	467,044
Precise Software Solutions, Ltd. *	United States	72,600	953,964
Tripos, Inc. *	United States	44,400	1,066,932
Ubi Soft Entertainment *	France	8,182	218,888
2,706,828
MATERIALS - 4.6%
Chemicals - 0.7%
Georgia Gulf Corp.	United States	50,500	1,112,515
Metals & Mining - 2.7%
Arcelor	Luxembourg	62,916	866,786
Companhia Siderurgica National	Brazil	40,114	790,246
Corus Group *	United Kingdom	1,594,340	1,828,824
Inco Ltd.	Canada	18,250	366,653
Noranda, Inc.	Canada	26,850	334,277
4,186,786
Paper & Forest Products - 1.2%
Rexam Plc	United Kingdom	194,175	1,412,763
Sappi, Ltd.	South Africa	34,000	418,402
1,831,165
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.8%
Korea Telecom Corp.	South Korea	3,110	140,421
Matav, ADR	Hungary	12,000	226,800
PT Telekomunikasi Indonesia, ADR	Peru	73,110	652,141
Tele Norte Leste Participacoes SA, ADR	Brazil	21,780	275,081
1,294,443
Wireless Telecommunications Services - 0.2%
Telemig Celular Participacoes SA, ADR	Brazil	13,674	287,974

EVERGREEN
Global Opportunities Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
UTILITIES - 0.4%
Gas Utilities - 0.4%
Gulf Indonesia Resources, Ltd. *	Indonesia	56,000	$ 617,680
Total Investments - (cost $132,014,573) - 96.1%			149,237,574
Other Assets and Liabilities - 3.9%			6,038,222
Net Assets - 100.0%			$ 155,275,796

At April 30, 2002, the fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets
United States	$ 60,260,453	40.4%
United Kingdom	16,196,562	10.9%
Netherlands	9,787,487	6.6%
Japan	8,670,506	5.8%
Germany	7,823,531	5.3%
France	7,515,638	5.0%
Italy	5,592,254	3.7%
Canada	5,148,644	3.4%
Switzerland	3,750,516	2.5%
Russia	3,301,849	2.2%
Sweden	2,830,824	1.9%
Ireland	2,768,413	1.9%
Hong Kong	2,365,154	1.6%
Norway	1,684,914	1.1%
Spain	1,607,330	1.1%
Mexico	1,489,321	1.0%
Brazil	1,480,463	1.0%
Croatia	1,219,957	0.8%
Taiwan	997,554	0.7%
South Korea	966,180	0.6%
Luxembourg	866,786	0.6%
Peru	652,141	0.4%
Indonesia	617,680	0.4%
Hungary	581,536	0.4%
South Africa	418,402	0.3%
Poland	275,310	0.2%
Australia	196,097	0.1%
China	172,072	0.1%
	$ 149,237,574	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
International Bond Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) - 45.9%
CONSUMER DISCRETIONARY - 1.6%
Multi-line Retail - 1.6%
Levi Strauss & Co., 11.625%, 01/15/2008, EUR	B+	$ 500,000	$ 467,109
Woolworths Group Plc, 8.75%, 11/15/2006, GBP	BB	350,000	511,576
978,685
CONSUMER STAPLES - 4.2%
Food & Drug Retailing - 1.8%
Tesco Plc, 7.50%, 07/30/2007, GBP	AA	680,000	1,065,716
Multi-line Retail - 1.5%
Tyco International, Ltd., 5.50%, 11/19/2008, EUR	Baa1	1,400,000	925,996
Tobacco - 0.9%
Gallaher Group Plc, 5.875%, 08/06/2008, EUR	BBB	600,767	527,436
FINANCIALS - 28.1%
Banks - 11.6%
Bayerische Hypo-union Vereinsbank, 4.75%, 09/19/2007, EUR	AAA	2,550,000	2,269,282
Kreditanstalt Fur Wiederaufbau:
5.25%, 01/04/2010, EUR	AAA	1,830,000	1,659,637
5.50%, 03/12/2007, EUR	AAA	1,003,875	929,391
Lloyds Bank Plc, 4.75%, 03/18/2011, EUR	AAA	2,470,000	2,077,320
6,935,630
Diversified Financials - 15.1%
ABB International Finance NV, 5.75%, 07/26/2002, USD	A	154,000	153,466
Ann International Finance NV, 7.00%, 02/14/2003, USD	A	780,000	780,585
Eksportfinans AS, 6.875%, 02/09/2004, SEK	AA+	2,500,000	248,915
Generali Finance BV, 4.75%, 05/12/2014, EUR	AA-	376,000	307,325
Helaba Finance BV, 3.875%, 03/03/2004, SEK	AAA	7,000,000	660,782
Household Financial Corp., 5.125%, 06/24/2009, EUR	AAA	3,212,000	2,679,387
HSBC Holdings Plc, 5.50%, 07/15/2009, EUR	A	500,000	447,839
Principal Financial Group, Inc., 6.25%, 01/31/2008, AUD	A2	2,000,000	1,047,930
Siemens Financier, 5.50%, 03/12/2007, EUR	AA-	3,000,000	2,741,784
9,068,013
Real Estate - 1.4%
Hammerson Plc, 5.00%, 06/29/2007, EUR	BBB	1,000,000	843,713
INDUSTRIALS - 5.7%
Commercial Services & Supplies - 3.0%
Agbar International, 6.00%, 11/12/2009, EUR	AA-	2,000,000	1,830,803
Construction & Engineering - 2.7%
Britannia Building Society, 8.875%, 09/30/2011, GBP	A3	1,000,000	1,613,331
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.8%
Deutsche Telekom AG, 7.125%, 06/15/2005, GBP	BBB+	1,140,000	1,688,420
UTILITIES - 3.5%
Electric Utilities - 3.5%
Electridade de Portugal, 6.40%, 10/29/2009, EUR	Ba	2,260,000	2,121,607
Total Foreign Bonds - Corporate			27,599,350

EVERGREEN
International Bond Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) - 36.6%
Brazil, 11.50%, 03/12/2008, USD	BB-	$ 1,000,000	$ 947,500
Canada, 6.00%, 06/01/2011, CAD	AAA	5,050,000	3,309,120
Colombia, 11.375%, 01/31/2008, EUR	BB	500,000	447,749
Egypt, 8.75%, 07/11/2011, USD	BBB-	500,000	487,500
Germany:
4.50%, 07/04/2009, DEM	AAA	2,150,000	1,874,272
6.00%, 07/04/2007, DEM	AAA	1,140,000	1,082,466
Hungary, 8.50%, 11/24/2003, HUF	NA	425,000,000	1,584,251
Lithuania, 6.625%, 02/20/2008, EUR	BBB	650,000	610,723
Malaysia, 7.50%, 07/15/2011, USD	BBB	500,000	530,238
Netherlands, 3.75%, 07/15/2009, EUR	AAA	1,000,000	830,953
New Zealand, 6.00%, 11/15/2011, NZD	AAA	6,900,000	2,926,731
Poland, 8.50%, 02/12/2005, PLN	A+	10,000,000	2,461,815
Romania, 11.50%, 11/10/2005, EUR	B+	500,000	504,027
South Africa, 7.00%, 04/10/2008, EUR	BBB	630,000	572,247
South Korea, 8.875%, 04/15/2008, KRW	BBB+	1,000,000	1,164,000
Sweden, 5.00%, 01/28/2009, SEK	AA+	2,085,000	1,861,921
Ukraine, 10.00%, 03/15/2007, EUR	B2	534,000	486,899
United Mexican States, 8.75%, 05/30/2002, GBP	Baa3	195,000	284,637
Total Foreign Bonds - Government			21,967,049
YANKEE OBLIGATIONS - CORPORATE - 12.2%
YANKEE OBLIGATIONS - 1.0%
Government - 1.0%
Qatar, 9.75%, 06/15/2030	BBB+	500,000	581,250
CONSUMER DISCRETIONARY - 1.0%
Media - 1.0%
HMV Media Group Plc, 10.25%, 05/15/2008	B-	535,000	601,875
CONSUMER STAPLES - 0.8%
Tobacco - 0.8%
Rothmans Nederland Holdings BV, 6.50%, 05/06/2003	A	500,000	513,176
FINANCIALS - 1.8%
Diversified Financials - 1.8%
Hutchison Whampoa Finance, Ltd. 6.95%, 08/01/2007 144A	A	500,000	521,178
Ministry Finance Russia, 10.00%, 06/26/2007	B+	500,000	536,250
1,057,428
INDUSTRIALS - 1.6%
Commercial Services & Supplies - 0.8%
ICI Finance Netherlands, 6.75%, 08/07/2002	BBB	500,000	504,860
Marine - 0.8%
Sea Containers, Ltd., 10.50%, 07/01/2003	B+	500,000	485,000
TELECOMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 5.1%
British Telecom Plc, 7.00%, 05/23/2007	A-	500,000	514,837
France Telecom, 7.00%, 11/10/2005	BBB+	1,115,000	1,580,989
TPSA Finance BV:
7.125%, 12/10/2003 144A	BBB	450,000	466,470
7.75%, 12/10/2008 144A	BBB	500,000	482,500
3,044,796

EVERGREEN
International Bond Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Credit Rating(v)	Principal Amount	Value

YANKEE OBLIGATIONS - CORPORATE - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 0.9%
SK Telecom, Ltd., 7.75%, 04/29/2004	BBB+	$ 500,000	$ 534,218
Total Yankee Obligations - Corporate			7,322,603
YANKEE OBLIGATIONS-GOVERNMENT - 2.2%
Kazakhstan, 8.375%, 10/02/2002 144A	B+	300,000	304,500
Philippines, 8.375%, 03/12/2009	BB+	1,000,000	1,015,000
Total Yankee Obligations - Government			1,319,500
Total Investments - (cost $59,695,877) - 96.9%			58,208,502
Other Assets and Liabilities - 3.1%			1,876,238
Net Assets - 100.0%			$ 60,084,740

At April 30, 2002, the fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

Germany	$ 8,880,764	15.3%
United Kingdom	8,629,879	14.8%
Netherlands	7,691,409	13.2%
United States	6,020,446	10.4%
Canada	3,309,120	5.7%
New Zealand	2,926,731	5.0%
Poland	2,461,815	4.2%
Portugal	2,121,607	3.7%
Sweden	1,861,921	3.2%
South Korea	1,698,218	2.9%
Hungary	1,584,251	2.7%
France	1,580,989	2.7%
Cayman Island	1,569,108	2.7%
Brazil	947,500	1.7%
Chile	934,051	1.6%
Luxembourg	925,996	1.6%
Lithuania	610,723	1.0%
Qatar	581,250	1.0%
South Africa	572,247	1.0%
Russia	536,250	0.9%
Romania	504,027	0.9%
Egypt	487,500	0.8%
Ukraine	486,899	0.8%
Colombia	447,749	0.8%
Kazakhstan	304,500	0.5%
Mexico	284,637	0.5%
Norway	248,915	0.4%
	$ 58,208,502	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
International Growth Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - 92.6%
CONSUMER DISCRETIONARY - 14.5%
Auto Components - 1.0%
Autoliv, Inc.	Sweden	384,267	$ 8,533,043
Automobiles - 2.6%
Honda Motor Co., Ltd.	Japan	122,900	5,510,911
Peugoet SA	France	144,968	7,205,610
Toyota Motor Corp.	Japan	395,900	10,787,046
23,503,567
Distributors - 0.1%
Buhrmann NV	Netherlands	100,000	1,279,539
Hotels, Restaurants & Leisure - 0.1%
Cafe De Coral Holdings, Ltd.	Hong Kong	1,200,000	853,950
Household Durables - 2.3%
Electrolux AB	Sweden	286,191	4,755,944
Sony Corp.	Japan	297,700	16,092,493
20,848,437
Leisure Equipment & Products - 1.6%
Fuji Photo Film Co.	Japan	76,000	2,413,919
Nintendo Co., Ltd.	Japan	83,400	11,686,583
14,100,502
Media - 3.3%
British Sky Broadcast *	United Kingdom	760,000	8,501,886
Daily Mail & General Trust, Class A	United Kingdom	151,400	1,638,533
Edipresse SA	Switzerland	2,757	953,767
Grupo Prisa SA *	Spain	82,483	798,422
Kensington Group	United Kingdom	252,370	926,358
Mondadori (Arnoldo) Editore	Italy	360,000	2,820,209
Pearson Publishing Plc	United Kingdom	448,800	5,399,746
Rank Group	United Kingdom	138,000	562,328
Shaw Brothers, Ltd. - Hong Kong Exchange	Hong Kong	243,000	280,419
Springer Axel Verl	Germany	19,500	1,141,320
Telegraaf Holdings NV	Netherlands	206,700	4,290,135
Torstar Corp.	Canada	121,052	1,852,955
29,166,078
Multi-line Retail - 1.2%
National Express Group	United Kingdom	33,590	313,134
Next Plc	United Kingdom	204,400	3,097,872
Publicis Groupe SA	France	232,779	7,105,637
Selfridges Plc	United Kingdom	89,000	431,045
10,947,688
Specialty Retail - 2.2%
Castorama Dubois	France	213,052	11,855,875
Electronics Boutique Plc	United Kingdom	3,090,554	6,302,384
Moore Corp., Ltd. *	Canada	130,296	1,804,981
19,963,240
Textiles & Apparel - 0.1%
Adidas AG	Germany	17,200	1,164,678

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - 16.9%
Beverages - 4.2%
Al-Ahram Beverage Co. SAE, GDR 144A*	Egypt	438,590	$ 3,778,365
Chosun Brewery Co. *	South Africa	43,250	2,432,603
Diageo Plc	United Kingdom	1,049,100	13,921,170
Fomento Economico Mexicano (“Femsa”) Ser. B, ADR	Mexico	130,000	6,220,500
Heineken Holding NV	Netherlands	199,400	6,731,318
Pepsi Gemex SA *	Mexico	46,700	416,564
Remy Cointreau SA	France	153,108	4,604,727
38,105,247
Food & Drug Retailing - 1.8%
Casino Guichard-Perrachon SA	France	9,585	770,732
Safeway Plc	United Kingdom	294,000	1,301,851
Seven-Eleven Japan Co., Ltd.	Japan	148,000	5,541,863
Sobeys, Inc.	Canada	313,776	8,475,294
16,089,740
Food Products - 5.4%
Ajinomoto Co., Inc.	Japan	49,000	487,883
Cadbury Schweppes	United Kingdom	1,595,100	12,093,420
Cheil Jedang Corp.	South Korea	18,700	809,511
Lindt & Spruengli, Ltd.	Switzerland	9,445	5,707,829
Nestle SA	Switzerland	76,120	17,977,961
Nippon Meat Packers, Inc.	Japan	526,000	5,290,506
Souza Cruz CIA SA	Brazil	851,000	5,852,314
48,219,424
Household Products - 0.2%
Kao Corp.	Japan	119,000	2,325,250
Personal Products - 0.6%
Mandom Corp.	Japan	50,000	708,809
Pacific Corp.	South Korea	26,990	3,130,337
Uni Charm Corp	Japan	60,000	1,574,092
5,413,238
Tobacco - 4.7%
Altadis SA	Spain	794,600	16,771,260
British America Tobacco Plc	United Kingdom	974,300	9,962,545
Eastern Tobacco Co.	Egypt	25,900	219,722
PT Hanjaya Mandala Sampoerna Tbk	Indonesia	1,750,000	820,606
Swedish Match Co. AB	Sweden	1,835,367	14,447,495
42,221,628
ENERGY - 8.2%
Energy Equipment & Services - 0.1%
IHC Caland NV	Netherlands	17,570	986,434
Oil & Gas - 8.1%
BP Amoco Plc	United Kingdom	1,304,800	11,127,852
BP Amoco Plc, ADR	United Kingdom	173,200	8,798,560
Cnooc, Ltd.	Hong Kong	3,495,500	4,638,825
Eni SpA	Italy	419,827	6,445,465

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
Petro-Canada	Canada	262,788	$ 7,084,666
Petroleo Brasileiro SA, ADR	Brazil	76,900	1,891,740
Royal Dutch Petroleum Co.	Netherlands	192,600	10,090,400
Surgutneftegaz, ADR	Russia	70,000	1,337,000
TotalFinaElf SA, ADR	France	106,900	8,093,399
TotalFinaElf SA, Class B	France	85,261	12,913,262
72,421,169
FINANCIALS - 24.8%
Banks - 7.7%
Abbey National Bank Plc	United Kingdom	56,600	899,460
Anglo Irish Bank Corp. Plc *	Ireland	384,700	2,071,490
Barclays Plc	United Kingdom	865,088	7,573,127
BNP Paribas	France	81,922	4,278,466
Dah Sing Financial Group	Hong Kong	49,994	255,129
Danske Bank	Denmark	69,855	1,260,401
DBS Group Holdings, Ltd.	Singapore	1,203,291	9,294,642
Grupo Financiero Bancomer SA, Ser. O *	Mexico	9,709,500	9,645,267
Kookmin Bank	South Korea	35,754	1,633,755
Kookmin Bank, ADR	South Korea	90,162	4,192,533
Lloyds TSB Group Plc	United Kingdom	491,150	5,644,580
OTP Bank	Hungary	497,500	4,425,351
Royal Bank of Scotland Plc	United Kingdom	156,400	4,483,347
Standard Chartered Plc	United Kingdom	53,350	656,647
UBS AG	Switzerland	66,080	3,182,467
United Overseas Bank	Singapore	140,193	1,113,840
Verwalt & Private Bank	Switzerland	9,580	1,479,845
Wing Hang Bank, Ltd.	Hong Kong	2,089,300	7,581,332
69,671,679
Diversified Financials - 9.0%
Aeon Credit Service Co., Ltd.	Hong Kong	1,080,000	439,669
Brascan Corp. *	Canada	959,874	21,365,905
Close Brothers Group Plc	United Kingdom	318,930	3,600,291
DCC Plc	Ireland	330,693	3,945,485
Fortis	Belgium	428,791	9,837,950
Garban Plc	United Kingdom	87,787	968,773
Groupe Bruxelles Lambert SA	Belgium	168,455	9,343,814
HSBC Holdings Plc	United Kingdom	914,711	10,878,177
HSBC Holdings Plc - Hong Kong Exchange	United Kingdom	384,125	4,532,085
Ing Groep NV	Netherlands	59,414	1,567,530
Irish Permanent Plc	Ireland	85,837	1,167,108
IVG Holding AG	Germany	149,000	1,703,921
Pargesa Holding AG	Switzerland	2,628	5,620,143
Shinhan Financial Group Co., Ltd., GDR 144A	South Korea	13,000	355,420
Veba AG	Germany	107,571	5,599,609
80,925,880

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 5.4%
Aegon NV	Netherlands	31,860	$ 731,552
Assicurazioni Generali SpA *	Italy	73,700	1,779,860
Industrial Alliance Life Insurance Co.	Canada	159,679	4,377,195
Kingsway Financial Services, Inc. *	Canada	299,006	3,438,569
Manulife Financial Corp.	Canada	130,091	3,781,840
Mitsui Marine & Fire Insurance Co., Ltd. *	Japan	4,873,000	23,975,213
Munchener Ruckvers	Germany	10,500	2,600,143
Riunone Adriatica di Sicurta SpA *	Italy	316,254	4,100,701
Samsung Fire & Marine Co., Ltd.	South Korea	60,000	4,072,925
48,857,998
Real Estate - 2.7%
Amoy Properties, Ltd. *	Hong Kong	360,000	403,895
British Land Co. Plc	United Kingdom	1,357,593	11,152,935
Brookfield Properties Corp. *	Canada	409,433	8,139,567
Centrecity Property Fund	South Africa	1,000,000	204,159
Cheung Kong Holdings, Ltd.	Hong Kong	66,000	628,346
Land Securities Plc	United Kingdom	36,330	504,311
WCM Beteiligungs & Grundbesitz AG *	Germany	267,156	2,477,774
Wharf Holdings, Ltd.	Hong Kong	150,000	401,972
23,912,959
HEALTH CARE - 5.3%
Pharmaceuticals - 5.3%
Alliance Unichem Plc	United Kingdom	343,531	3,127,422
Aventis SA, Class A	France	86,400	6,134,441
Chugai Pharmaceutical Co., Ltd.	Japan	357,000	4,263,267
GlaxoSmithKline Plc, ADR	United Kingdom	265,398	6,417,209
Merck KGaA	Germany	133,390	3,957,658
Novartis AG	Switzerland	140,820	5,900,607
Pharmacia Corp.	Sweden	141,692	5,845,311
Pliva DD, GDR 144A	Croatia	240,000	3,432,000
Roche Holdings AG	Switzerland	82,800	6,267,505
Teva Pharmaceutical Industries, Ltd., ADR	Israel	49,300	2,761,293
48,106,713
INDUSTRIALS - 8.6%
Aerospace & Defense - 0.1%
British Aerospace Plc	United Kingdom	81,200	412,783
Air Freight & Couriers - 0.1%
TNT Post Group NV	Netherlands	50,454	1,092,623
Commercial Services & Supplies - 3.7%
Adecco SA, ADR	Switzerland	64,200	4,057,904
Atos SA *	France	26,700	1,947,403
Canon, Inc.	Japan	192,000	7,353,859
International Service System *	Denmark	113,219	5,655,466
Secom Co., Ltd.	Japan	163,000	8,019,618
Wolters Kluwer NV *	Netherlands	289,300	5,861,253
32,895,503

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Construction & Engineering - 0.5%
Balfour Beatty Plc	United Kingdom	1,167,250	$ 4,777,610
Construction Materials - 0.1%
Ritchie Brothers Auctioneers, Inc. *	Canada	41,200	1,233,528
Industrial Conglomerates - 2.0%
Compagnie de Saint Gobain	France	5,098	872,194
Lattice Group Plc	United Kingdom	1,548,468	4,183,951
Li & Fung, Ltd.	Hong Kong	3,073,000	4,925,279
Siemens AG	Germany	129,410	7,866,753
17,848,177
Machinery - 1.3%
Kubota Corp.	Japan	2,855,000	8,601,339
Sider Nacional CIA BIA	Brazil	163,300,000	3,229,350
11,830,689
Marine - 0.3%
Daewoo Shipbuilding & Marine Energineering Co., Ltd. *	South Korea	413,000	2,851,590
Road & Rail - 0.1%
Arriva Plc	United Kingdom	71,400	374,405
Transportation Infrastructure - 0.4%
Brisa-Auto Estradas de Portugal SA	Portugal	698,000	3,456,827
Hong Kong Aircraft	Hong Kong	100,000	193,613
3,650,440
INFORMATION TECHNOLOGY - 3.0%
Computers & Peripherals - 0.4%
Hon Hai Precision Industry Co., Ltd., GDR	Taiwan	24,648	218,135
Logitech International SA *	Switzerland	70,000	3,254,709
3,472,844
Electronic Equipment & Instruments - 0.7%
Tf1 Tv Francaise	France	208,800	5,941,240
Semiconductor Equipment & Products - 1.5%
Samsung Electronics Co., Ltd.	South Korea	25,380	7,521,459
Samsung Electronics, Ltd., GDR	South Korea	21,765	1,740,296
ST Microelectronics	France	140,000	4,349,173
13,610,928
Software - 0.4%
SAP AG, ADR	Germany	28,000	3,645,994
MATERIALS - 6.5%
Chemicals - 0.8%
Akzo Nobel NV	Netherlands	163,154	7,009,171
Pilkington Plc	United Kingdom	169,430	274,556
7,283,727

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Construction Materials - 3.0%
Aggregate Indiana Plc	United Kingdom	1,613,441	$ 2,226,757
Cemex SA de CV, ADR	Mexico	225,000	7,132,500
Compagnie Generale des Etablissements Michelin, Class B	France	95,200	3,686,081
Holcim, Ltd.	Switzerland	29,855	6,903,848
Lafarge SA	France	74,815	7,093,762
27,042,948
Metals & Mining - 1.6%
Companhia Vale do Rio Doce, ADR	Brazil	388,000	10,417,800
Compania de Minas Buenaventura SA, ADR	Peru	19,100	509,206
Lonmin Plc	United Kingdom	81,564	1,387,656
Placer Dome, Inc.	Canada	160,600	1,910,320
14,224,982
Paper & Forest Products - 1.1%
Rexam Plc	United Kingdom	197,000	1,433,317
Sappi, Ltd.	South Africa	81,727	1,005,729
Timberwest Forest Corp.	Canada	441,594	3,664,224
UPM-Kymmene Oyj	Finland	96,381	3,367,307
9,470,577
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 3.5%
BT Group *	United Kingdom	1,690,344	6,352,363
TDC A/S	Denmark	63,300	1,824,340
Telecom Italia SpA	Italy	1,894,857	10,152,031
Telefonica SA	Spain	402,008	4,300,418
Telefonos de Mexico SA de CV, ADR	Mexico	240,000	9,081,600
31,710,752
UTILITIES - 1.3%
Electric Utilities - 0.8%
Huaneng Power International, Inc.	Hong Kong	1,228,000	921,112
Scot & Southern Energy Plc	United Kingdom	44,000	432,611
Suez SA	France	178,120	5,300,828
Viridian Group Plc	United Kingdom	18,000	116,149
6,770,700
Gas Utilities - 0.5%
Gas Natural SDG SA	Spain	86,062	1,739,752
Gulf Indonesia Resources, Ltd. *	Indonesia	251,400	2,772,942
4,512,694
Water Utilities - 0.0%
Kelda Group Plc	United Kingdom	77,844	454,684
Total Common Stocks			832,727,499
PREFERRED STOCKS - 3.1%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Hyundai Motor Co., Ltd.	South Korea	167,500	2,780,838

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

PREFERRED STOCKS -continued
CONSUMER STAPLES - 0.6%
Beverages - 0.5%
Companhia de Bebidas das Americas, ADR	Brazil	20,164,127	$ 4,183,875
Food Products - 0.1%
Perdigao SA	Brazil	113,400	782,731
FINANCIALS - 0.8%
Banks - 0.8%
Banco Itau SA *	Brazil	90,536,200	7,188,455
HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 1.2%
Fresenius Medical Care AG	Germany	239,399	10,454,990
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Henkel KGAA	Germany	30,000	1,955,777
Total Preferred Stocks			27,346,666
MUTUAL FUND SHARES - 0.0%
Mutual Funds - 0.0%
Atlantis Korean Smaller Co.	Ireland	5,000	122,500
SHORT-TERM INVESTMENTS - 4.1%
MUTUAL FUND SHARES - 4.1%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	37,159,472	37,159,472
Total Investments - (cost $835,867,313) - 99.8%			897,356,137
Other Assets and Liabilities - 0.2%			1,744,002
Net Assets - 100.0%			$ 899,100,139

EVERGREEN
International Growth Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

At April 30, 2001, the fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

United Kingdom	$ 167,243,889	18.7%
Japan	114,632,650	12.8%
France	92,152,831	10.4%
Canada	67,129,047	7.5%
Switzerland	61,306,584	6.9%
Germany	42,568,617	4.7%
Netherlands	39,639,954	4.4%
United States	37,159,472	4.1%
Sweden	33,581,793	3.7%
Brazil	33,546,265	3.7%
Mexico	32,496,431	3.6%
South Korea	29,088,665	3.2%
Italy	25,298,266	2.8%
Spain	23,609,853	2.6%
Hong Kong	21,523,541	2.4%
Belgium	19,181,763	2.1%
Singapore	10,408,482	1.2%
Denmark	8,740,207	1.0%
Ireland	7,306,583	0.8%
Hungary	4,425,351	0.5%
Egypt	3,998,087	0.4%
South Africa	3,642,490	0.4%
Indonesia	3,593,548	0.4%
Portugal	3,456,827	0.4%
Croatia	3,432,000	0.4%
Finland	3,367,307	0.4%
Israel	2,761,293	0.3%
Russia	1,337,000	0.1%
Peru	509,206	0.1%
Taiwan	218,135	0.0%
	$ 897,356,137	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Latin America Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - 84.6%
CONSUMER DISCRETIONARY - 8.8%
Media - 2.8%
Grupo Televisa SA, ADR	Mexico	11,031	$ 498,601
Multi-line Retail - 0.8%
Organizacion Soriana SA	Mexico	40,000	138,284
Perez Companc SA, ADR	Argentina	593	4,133
142,417
Specialty Retail - 5.2%
Globex Untilidades	Brazil	3,674	12,913
S A C I Falabella	Chile	150,000	132,138
Wal-Mart de Mexico SA de CV	Mexico	232,788	778,693
923,744
CONSUMER STAPLES - 14.0%
Beverages - 11.1%
Coca-Cola Femsa SA, ADR	Mexico	20,800	577,824
Fomento Economico Mexicano (“Femsa”) Ser. B, ADR	Mexico	9,004	430,842
Grupo Continental, SA	Mexico	125,100	218,244
Grupo Modelo SA de CV, Ser. C	Mexico	250,000	677,550
Vina Concha y Toro SA, ADR	Chile	2,000	68,000
1,972,460
Personal Products - 2.9%
Kimberly Clark Corp. de Mexico SA de CV, Class A	Mexico	160,000	512,164
ENERGY - 12.2%
Oil & Gas - 12.2%
Petroleo Brasileiro SA	Brazil	40,000	930,256
Petroleo Brasileiro SA, ADR	Brazil	36,550	855,270
Siderca SA	Argentina	23,320	375,452
2,160,978
FINANCIALS - 7.8%
Banks - 7.8%
Banco Santander	Spain	16,000	254,400
Grupo Financiero Bancomer SA, Ser. O	Mexico	709,595	704,901
Uniao de Bancos Brasileiros SA	Brazil	17,700	433,650
1,392,951
INDUSTRIALS - 1.2%
Machinery - 1.2%
Sider Nacional CIA BIA	Brazil	11,000,000	217,531
MATERIALS - 10.1%
Construction Materials - 3.1%
Cemex SA de CV, ADR*	Mexico	19,335	551,231
Metals & Mining - 5.5%
Companhia Vale do Rio Doce, ADR	Brazil	26,900	722,265
Gerdau SA	Brazil	18,750,000	250,106
972,371

EVERGREEN
Latin America Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Paper & Forest Products - 1.5%
Aracruz Celulose SA, ADR	Brazil	12,200	$ 265,350
TELECOMMUNICATION SERVICES - 23.6%
Diversified Telecommunication Services - 17.8%
Brasil Telecom Participacoes SA, ADR	Brazil	13,900	540,710
Tele Norte Leste Participacoes SA, ADR	Brazil	45,039	568,843
Telefonos de Mexico SA de CV, ADR	Mexico	54,074	2,046,160
3,155,713
Wireless Telecommunications Services - 5.8%
America Movil SA de CV, ADR	Mexico	44,574	831,305
Tele Celular Sul Participacoes, ADR	Brazil	16,000	203,680
1,034,985
UTILITIES - 6.9%
Electric Utilities - 5.9%
Companhia Brasileira, ADR	Brazil	12,700	298,450
Companhia Paranaense de Energia-Copel, ADR	Brazil	26,000	185,380
Eletrobras SA Marvin & Palmer	Brazil	21,534,700	326,463
Enersis SA, ADR	Chile	27,400	246,600
1,056,893
Multi-Utilities - 1.0%
Petroleos de Chile SA	Chile	50,000	172,320
Total Common Stocks			15,029,709
PREFERRED STOCKS - 15.9%
CONSUMER DISCRETIONARY - 0.2%
Specialty Retail - 0.2%
Globex Untilidades	Brazil	9,100	33,911
CONSUMER STAPLES - 6.1%
Beverages - 4.8%
Companhia de Bebidas das Americas, ADR	Brazil	4,091,500	848,949
Food Products - 1.3%
Perdigao SA	Brazil	34,660	239,237
FINANCIALS - 8.3%
Banks - 8.3%
Banco Bradesco SA	Brazil	113,890,000	672,778
Banco Itau SA *	Brazil	10,200,000	809,867
1,482,645
MATERIALS - 1.3%
Metals & Mining - 1.3%
Usinas Siderurgicas de Minas Gerais SA	Brazil	68,000	230,362
Total Preferred Stocks			2,835,104
Total Investments - (cost $14,568,740) - 100.5%			17,864,813
Other Assets and Liabilities - (0.5%)			(91,083)
Net Assets - 100.0%			$ 17,773,730

EVERGREEN
Latin America Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

At April 30, 2002, the fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

Brazil	$ 8,645,970	48.4%
Mexico	7,965,799	44.6%
Chile	619,059	3.5%
Argentina	379,585	2.1%
Spain	254,400	1.4%
	$ 17,864,813	100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN
Precious Metals Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Country	Shares	Value

COMMON STOCKS - 93.4%
MATERIALS - 93.4%
Metals & Mining - 93.4%
Agnico-Eagle Mines, Ltd.	Canada	270,000	$ 3,751,635
Anglo-American Platinum Corp., Ltd.	South Africa	50,800	2,423,144
AngloGold, Ltd.	South Africa	70,000	3,806,567
Aurion Gold, Ltd.	Australia	2,648,696	4,569,144
Avgold, Ltd. *	South Africa	2,074,000	1,443,936
Barrick Gold Corp.	Canada	401,616	8,060,433
Barrick Gold Corp. - Canadian Exchange	Canada	38,700	781,207
Brancote Holdings Corp. *	United Kingdom	300,000	858,666
Canyon Resources Corp. *	United States	617,398	895,227
Compania de Minas Buenaventura SA, ADR	Peru	160,000	4,265,600
Freeport McMoRan Copper & Gold, Inc., Class B	United States	300,550	5,337,768
Geomaque Exploration, Ltd. *	Canada	800,000	53,575
Glamis Gold, Ltd. *	Canada	225,000	1,377,639
Goldcorp, Inc.	Canada	18,000	320,580
Goldcorp, Inc., Class A - Canadian Exchange	Canada	401,700	7,153,176
Goldfields, Ltd.	Australia	766,755	9,248,094
Harmony Gold Mining, Ltd.	South Africa	575,200	7,403,082
Impala Platinum Holdings, Ltd.	South Africa	77,215	5,027,075
Inmet Mining Corp. *	Canada	125,000	398,622
Kinross Gold Corp. *	Canada	3,510,000	5,896,800
Lihir Gold, Ltd. *	Papua New Guinea	3,189,100	2,382,214
Meridian Gold, Inc.	Canada	486,500	7,404,530
Meridian Gold, Inc. - Canadian Exchange	Canada	25,000	377,735
Miramar Mining Corp.	Canada	614,600	564,465
Namibian Minerals Corp.	Canada	75,000	9,750
Newcrest Mining, Ltd.	Australia	1,128,263	3,880,503
Newmont Mining Corp.	Australia	869,160	12,249,102
Novagold Resources Corp.	Canada	230,000	577,971
Orvana Minerals Corp. *	Canada	337,100	159,101
Placer Dome, Inc.	Canada	282,500	3,328,793
Randgold Resources, Inc., GDR 144A*	South Africa	88,992	538,402
Repadre Capital Corp. *	Canada	500,000	2,308,821
Rio Narcea Gold Mine, Inc. *	Canada	127,200	83,561
Teck Corp., Class B	Canada	225,000	1,983,226
Tvx Gold Inc.	Canada	2,250,000	1,822,501
Western Area Gold Mining	South Africa	200,000	564,493
Total Common Stocks			111,307,138
SHORT-TERM INVESTMENTS - 4.2%
MUTUAL FUND SHARES - 4.2%
Evergreen Institutional Money Market Fund (o)	United States	4,960,268	4,960,268
Total Investments - (cost $81,088,623) - 97.6%			116,267,406
Other Assets and Liabilities - 2.4%			2,850,584
Net Assets - 100.0%			$ 119,117,990

EVERGREEN
Precious Metals Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

At April 30, 2002, the fund held investments in the following countries:
	Market Value	Percentage of Portfolio Assets

Canada	$ 46,414,119	39.9%
United States	21,978,311	18.9%
South Africa	21,206,700	18.2%
Australia	19,161,796	16.5%
Peru	4,265,600	3.8%
Papua New Guinea	2,382,214	2.0%
United Kingdom	858,666	0.7%
	$ 116,267,406	100.0%

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
April 30, 2002 (Unaudited)

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares
GDR	Global Depository Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
DEM	German Deutsche Mark
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Franc
KRW	South Korean Won
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Assets and Liabilities
April 30, 2002 (Unaudited)

	Emerging Markets Growth Fund	Global Leaders Fund	Global Opportunities Fund	International Bond Fund

Assets
Identified cost of securities	$ 48,641,734	$ 302,396,081	$ 132,014,573	$ 59,695,877
Net unrealized gains or losses on securities	8,393,820	69,933,938	17,223,001	(1,487,375)

Market value of securities	57,035,554	372,330,019	149,237,574	58,208,502
Cash	0	41,167	2,520,588	22,673
Foreign currency, at value (cost $1,037,128, $122,095, $331,780 and $25,381, respectively)	1,043,692	123,263	338,143	25,625
Receivable for securities sold	17,511	3,770,777	5,517,075	0
Receivable for Fund shares sold	31,627	53,066	649,844	0
Dividends and interest receivable	305,965	803,323	264,131	1,648,516
Unrealized gains on forward foreign currency exchange contracts	0	0	0	382,380
Receivable from investment advisor	0	0	0	5,977
Prepaid expenses and other assets	30,042	95,497	46,017	47,980

Total assets	58,464,391	377,217,112	158,573,372	60,341,653

Liabilities
Payable for securities purchased	0	2,485,255	2,882,063	0
Payable for Fund shares redeemed	3,150	428,591	321,098	23,362
Unrealized losses on forward foreign currency exchange contracts	0	0	0	227,047
Payable for securities on loan	0	35,046,677	0	0
Due to custodian bank	1,083,769	0	0	0
Advisory fee payable	2,231	8,046	3,836	0
Distribution Plan expenses payable	168	6,385	2,682	1
Due to other related parties	157	925	422	165
Accrued expenses and other liabilities	35,298	92,750	87,475	6,338

Total liabilities	1,124,773	38,068,629	3,297,576	256,913

Net assets	$ 57,339,618	$ 339,148,483	$ 155,275,796	$ 60,084,740

Net assets represented by
Paid-in capital	$ 62,191,154	317,932,937	173,723,098	$ 61,332,134
Undistributed (overdistributed) net investment income (loss)	97,289	(1,761,356)	(1,263,543)	811,808
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(13,348,447)	(46,968,938)	(34,418,490)	(753,496)
Net unrealized gains or losses on securities, futures contracts and foreign currency related transactions	8,399,622	69,945,840	17,234,731	(1,305,706)

Total net assets	$ 57,339,618	$ 339,148,483	$ 155,275,796	$ 60,084,740

Net assets consists of
Class A	$ 6,831,367	$ 117,592,385	$ 74,537,590	$ 0
Class B	2,222,257	146,462,763	60,255,601	0
Class C	2,232,434	58,262,480	19,894,814	0
Class I	46,053,560	16,830,855	587,791	59,995,042
Class IS	0	0	0	89,698

Total net assets	$ 57,339,618	$ 339,148,483	$ 155,275,796	$ 60,084,740

Shares outstanding
Class A	736,115	7,988,910	4,415,478	0
Class B	251,702	10,403,926	4,012,564	0
Class C	252,615	4,146,839	1,319,501	0
Class I	4,871,857	1,124,252	34,405	7,121,669
Class IS	0	0	0	10,623

Net asset value per share
Class A	$ 9.28	$ 14.72	$ 16.88	$ --
Class A -- Offering price (based on sales charge of 5.75%)	$ 9.85	$ 15.62	$ 17.91	$ --
Class B	$ 8.83	$ 14.08	$ 15.02	$ --
Class C	$ 8.84	$ 14.05	$ 15.08	$ --
Class I	$ 9.45	$ 14.97	$ 17.08	$ 8.42
Class IS	$ --	--	--	$ 8.44

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Assets and Liabilities (continued)
April 30, 2002 (Unaudited)

	International Growth Fund	Latin America Fund	Precious Metals Fund

Assets
Identified cost of securities	$ 835,867,313	$ 14,568,740	$ 81,088,623
Net unrealized gains or losses on securities	61,488,824	3,296,073	35,178,783

Market value of securities	897,356,137	17,864,813	116,267,406
Investment in wholly-owned unconsolidated foreign subsidiary, at value	0	0	912,122
Cash	17,876	0	0
Foreign currency, at value (cost $204,890, $9,129 and $0, respectively)	205,205	9,105	0
Receivable for securities sold	184,839	0	0
Receivable for Fund shares sold	743,659	942	2,077,991
Dividends and interest receivable	4,091,586	170,510	24,405
Prepaid expenses and other assets	92,244	68,403	81,929

Total assets	902,691,546	18,113,773	119,363,853

Liabilities
Payable for securities purchased	3,058,329	0	0
Payable for Fund shares redeemed	391,106	71,964	221,123
Due to custodian bank	0	253,385	1,142
Advisory fee payable	12,127	321	2,139
Distribution Plan expenses payable	3,708	227	1,377
Due to other related parties	2,456	49	336
Accrued expenses and other liabilities	123,681	14,097	19,746

Total liabilities	3,591,407	340,043	245,863

Net assets	$ 899,100,139	$ 17,773,730	$ 119,117,990

Net assets represented by
Paid-in capital	$ 964,241,912	$ 31,885,343	$ 185,768,911
Undistributed (overdistributed) net investment income (loss)	4,390,835	163,606	(319,621)
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(131,071,831)	(17,570,670)	(101,510,083)
Net unrealized gains or losses on securities, futures contracts and foreign currency related transactions	61,539,223	3,295,451	35,178,783

Total net assets	$ 899,100,139	$ 17,773,730	$ 119,117,990

Net assets consists of
Class A	$ 190,860,540	$ 12,376,535	$ 93,171,111
Class B	35,564,298	2,691,124	18,316,128
Class C	52,496,982	2,479,801	7,367,697
Class I	620,178,319	226,270	263,054

Total net assets	$ 899,100,139	$ 17,773,730	$ 119,117,990

Shares outstanding
Class A	26,759,737	1,196,826	5,042,585
Class B	5,102,744	275,196	1,020,508
Class C	7,532,891	253,819	411,293
Class I	86,468,150	21,653	14,402

Net asset value per share
Class A	$ 7.13	$ 10.34	$ 18.48
Class A -- Offering price (based on sales charge of 5.75%)	$ 7.56	$ 10.97	$ 19.61
Class B	$ 6.97	$ 9.78	$ 17.95
Class C	$ 6.97	$ 9.77	$ 17.91
Class I	$ 7.17	$ 10.45	$ 18.26

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Operations
Six Months Ended April 30, 2002 (Unaudited)

	Emerging Markets Growth Fund	Global Leaders Fund	Global Opportunities Fund	International Bond Fund	International Growth Fund	Latin America Fund	Precious Metals Fund

Investment income
Dividends (net of foreign withholding taxes of $58,003, $160,855, $48,142, $0, $919,528, $29,510 and $17,958, respectively)	$ 608,828	$ 2,261,258	$ 518,074	$ 0	$ 7,973,964	$ 384,219	$ 426,646
Interest	2,900	37,940	42,354	1,793,011	439,179	3,224	20,911

Total investment income	611,728	2,299,198	560,428	1,793,011	8,413,143	387,443	447,557

Expenses
Advisory fee	357,063	1,552,307	726,894	154,700	2,012,106	59,311	278,777
Distribution Plan expenses
Class A	7,606	153,639	84,303	0	200,098	12,377	85,916
Class B	9,939	762,539	358,398	0	184,265	26,753	64,232
Class C	4,424	310,835	100,270	0	247,683	12,467	15,381
Class IS	0	0	0	181	0	0	0
Administrative services fees	25,145	178,426	79,878	29,750	393,622	8,987	42,404
Transfer agent fee	20,599	830,069	288,462	683	548,315	46,067	176,849
Trustees’ fees and expenses	489	4,354	1,950	828	9,602	210	930
Printing and postage expenses	3,972	47,350	42,118	1,742	62,511	2,075	9,636
Custodian fee	48,776	149,184	65,357	28,852	197,294	12,442	50,139
Registration and filing fees	25,735	34,263	32,806	14,876	93,627	25,077	28,773
Professional fees	7,172	18,884	26,117	13,165	18,058	1,051	9,349
Interest expense	0	0	0	1,010	19,918	0	0
Other	1,644	1,168	3,938	2,974	12,331	1,273	1,294

Total expenses	512,564	4,043,018	1,810,491	248,761	3,999,430	208,090	763,680
Less: Expense reductions	(258)	(2,235)	(999)	(6,478)	(8,758)	(1,581)	(441)
Fee waivers	0	0	0	(41,752)	0	0	0

Net expenses	512,306	4,040,783	1,809,492	200,531	3,990,672	206,509	763,239

Net investment income (loss)	99,422	(1,741,585)	(1,249,064)	1,592,480	4,422,471	180,934	(315,682)

Equity in earnings of wholly-owned, unconsolidated foreign subsidiary	0	0	0	0	0	0	(4,348)

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
Securities	(1,678,325)	(15,312,494)	7,413,919	170,881	(9,950,809)	866,144	90,647
Futures contracts	0	(106,134)	178,244	0	(698,466)	0	0
Foreign currency related transactions	(76,877)	(92,268)	(88,082)	(442,352)	(2,176,969)	(50,964)	(17,140)

Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(1,755,202)	(15,510,896)	7,504,081	(271,471)	(12,826,244)	815,180	73,507

Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions	17,296,153	37,010,493	8,016,352	(1,569,210)	95,809,148	2,791,347	37,134,991

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	15,540,951	21,499,597	15,520,433	(1,840,681)	82,982,904	3,606,527	37,208,498

Net increase (decrease) in net assets resulting from operations	$ 15,640,373	$ 19,758,012	$ 14,271,369	$ (248,201)	$ 87,405,375	$ 3,787,461	$ 36,888,468

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Changes in Net Assets
Six Months Ended April 30, 2002 (Unaudited)

	Emerging Markets Growth Fund	Global Leaders Fund	Global Opportunities Fund	International Bond Fund	International Growth Fund	Latin America Fund	Precious Metals Fund

Operations
Net investment income (loss)	$ 99,422	$ (1,741,585)	$ (1,249,064)	$ 1,592,480	$ 4,422,471	$ 180,934	$ (315,682)
Equity in earnings of wholly-owned, unconsolidated foreign subsidiary	0	0	0	0	0	0	(4,348)
Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(1,755,202)	(15,510,896)	7,504,081	(271,471)	(12,826,244)	815,180	73,507
Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions	17,296,153	37,010,493	8,016,352	(1,569,210)	95,809,148	2,791,347	37,134,991

Net increase (decrease) in net assets resulting from operations	15,640,373	19,758,012	14,271,369	(248,201)	87,405,375	3,787,461	36,888,468

Distributions to shareholders from
Net investment income
Class A	0	0	0	0	(1,169,745)	(10,721)	(720,113)
Class B	0	0	0	0	(234,128)	(2,087)	(111,022)
Class C	0	0	0	0	(299,279)	(672)	(20,056)
Class I	0	0	0	(1,127,569)	(4,292,873)	(456)	(1,282)
Class IS	0	0	0	(1,996)	0	0	0

Total distributions to shareholders	0	0	0	(1,129,565)	(5,996,025)	(13,936)	(852,473)

Capital share transactions
Proceeds from shares sold	25,227,230	52,546,048	29,224,579	909,591	456,906,193	5,911,881	36,341,191
Net asset value of shares issued in reinvestment of distributions	0	0	0	1,047,990	4,216,143	9,603	692,741
Payment for shares redeemed	(23,871,546)	(90,403,773)	(43,009,802)	(6,281,280)	(401,896,095)	(8,350,870)	(22,675,467)

Net increase (decrease) in net assets resulting from capital share transactions	1,355,684	(37,857,725)	(13,785,223)	(4,323,699)	59,226,241	(2,429,386)	14,358,465

Total increase (decrease) in net assets	16,996,057	(18,099,713)	486,146	(5,701,465)	140,635,591	1,344,139	50,394,460
Net assets
Beginning of period	40,343,561	357,248,196	154,789,650	65,786,205	758,464,548	16,429,591	68,723,530

End of period	$ 57,339,618	$ 339,148,483	$ 155,275,796	$ 60,084,740	$ 899,100,139	$ 17,773,730	$ 119,117,990

Undistributed (overdistributed) net investment income (loss)	$ 97,289	$ (1,761,356)	$ (1,263,543)	$ 811,808	$ 4,390,835	$ 163,606	$ (319,621)

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Changes in Net Assets

	Year Ended October 31, 2001			Period Ended October 31,2001 (a)	Year Ended September 30,2001

	Emerging Markets Growth Fund	Global Leaders Fund	Global Opportunities Fund	International Bond Fund

Operations
Net investment income (loss)	$ (33,569)	$ (2,725,774)	$ (2,545,682)	$ 293,004	$ 3,398,800
Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(5,378,041)	(17,342,227)	(38,520,850)	(61,206)	(3,706,141)
Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(5,861,447)	(84,935,274)	(14,915,633)	1,169,575	6,392,904

Net increase (decrease) in net assets resulting from operations	(11,273,057)	(105,003,275)	(55,982,165)	1,401,373	6,085,563

Distributions to shareholders from
Net investment income
Class A	0	0	0	0	0
Class B	0	0	0	0	0
Class C	0	0	0	0	0
Class I*	0	0	0	0	(4,210,168)
Class IS	0	0	0	0	(9,780)
Net realized gains
Class A	0	(5,694,960)	(17,017,067)	0	0
Class B	0	(9,980,404)	(38,751,200)	0	0
Class C	0	(275,023)	(7,896,964)	0	0
Class I*	0	(1,764,744)	(191,848)	0	0
Class IS	0	0	0	0	0

Total distributions to shareholders	0	(17,715,131)	(63,857,079)	0	(4,219,948)

Capital share transactions
Proceeds from shares sold	13,426,560	53,033,382	36,917,082	43,269	2,073,958
Net asset value of shares issued in reinvestment of distributions	0	16,801,247	57,354,279	0	3,384,477
Payment for shares redeemed	(19,090,229)	(115,515,693)	(62,273,639)	(657,684)	(14,393,484)
Net asset value of shares issued in acquisition	0	118,115,703	0	0	0

Net increase (decrease) in net assets resulting from capital share transactions	(5,663,669)	72,434,639	31,997,722	(614,415)	(8,935,049)

Total increase (decrease) in net assets	(16,936,726)	(50,283,767)	(87,841,522)	786,958	(7,069,434)
Net assets
Beginning of period	57,280,287	407,531,963	242,631,172	64,999,247	72,068,681

End of period	$ 40,343,561	$ 357,248,196	$ 154,789,650	$ 65,786,205	$ 64,999,247

Undistributed (overdistributed) net investment income (loss)	$ (2,133)	$ (19,771)	$ (14,479)	$ 348,893	$ (5,070,639)

(a) For the one month ended October 31, 2001. The fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Statements of Changes in Net Assets

	Year Ended October 31, 2001
	International Growth Fund	Latin America Fund	Precious Metals Fund

Operations
Net investment income	$ 6,876,706	$ 15,837	$ 839,196
Equity in earnings of wholly-owned, unconsolidated foreign subsidiary	0	0	24,339
Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(101,449,763)	3,170,449	1,963,745
Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions	(56,811,084)	(7,675,969)	17,222,275

Net increase (decrease) in net assets resulting from operations	(151,384,141)	(4,489,683)	20,049,555

Distributions to shareholders from
Net investment income
Class A	(280,688)	0	(177,119)
Class B	(74,209)	0	(14,929)
Class C	(4,529)	0	(603)
Class I*	(1,358,748)	0	(4)
Net realized gains
Class A	(10,013,120)	0	0
Class B	(3,864,367)	0	0
Class C	(196,383)	0	0
Class I*	(43,111,568)	0	0

Total distributions to shareholders	(58,903,612)	0	(192,655)

Capital share transactions
Proceeds from shares sold	324,026,664	5,084,184	23,514,260
Net asset value of shares issued in reinvestment of distributions	57,035,424	0	160,845
Payment for shares redeemed	(280,226,510)	(10,576,037)	(24,746,690)
Net asset value of shares issued in acquisition	116,623,935	0	0

Net increase (decrease) in net assets resulting from capital share transactions	217,459,513	(5,491,853)	(1,071,585)

Total increase (decrease) in net assets	7,171,760	(9,981,536)	18,785,315
Net assets
Beginning of period	751,292,788	26,411,127	49,938,215

End of period	$ 758,464,548	$ 16,429,591	$ 68,723,530

Undistributed (overdistributed) net investment income (loss)	$ 5,964,389	$ (3,392)	$ 848,534

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Global and International Funds consist of Evergreen Emerging Markets Growth Fund (“Emerging Markets Growth Fund”), Evergreen Global Leaders Fund (“Global Leaders Fund”), Evergreen Global Opportunities Fund (“Global Opportunities Fund”), Evergreen International Bond Fund (“International Bond Fund”), Evergreen International Growth Fund (“International Growth Fund”), Evergreen Latin America Fund (“Latin America Fund”) and Evergreen Precious Metals Fund (“Precious Metals Fund”) (collectively, the “Funds”). Emerging Markets Growth Fund, Global Leaders Fund, Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund are each a diversified series of Evergreen International Trust. International Bond Fund is a diversified series of Evergreen Select Fixed Income Trust. Each trust is Delaware business trust organized on September 18, 1997 as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class I shares. In addition, Emerging Markets Growth Fund, Global Leaders Fund, Global Opportunities Fund, International Growth Fund, Latin America Fund and Precious Metals Fund all offer Class A, Class B, and Class C. Additionally, International Bond Fund offers Class IS shares. Class A shares are sold with a front-end sales charge. Additionally, Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed as Class I. This did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

D. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

F. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

H. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

I. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily. The management fee for the Global Leaders Fund and International Bond Fund are computed at an annual rate of 0.87% and 0.52%, respectively, of each fund’s average daily net assets.

The management fee for the remaining funds is computed by applying percentage rates, that decline as net assets increase, to the Fund’s average daily net assets as identified below:

	Management Fee Rate Starts at:	and Declines as Net Assets Increase to:

Emerging Markets Fund	1.42%	1.27%
Global Opportunities Fund	0.91%	0.66%
International Growth Fund	0.66%	0.36%
Latin America Fund	0.66%	0.36%
Precious Metals Fund	0.66%	0.41%

Evergreen International Advisors, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to International Bond Fund and is paid by EIMC for its services to the Fund.

During the six months ended April 30, 2002, the investment advisor waived fees of $41,752 for International Bond Fund which represented 0.14% of average net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Funds.

The Funds have placed a portion of their portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended April 30, 2002, the Funds incurred brokerage commissions as follows:

First Union Securities, Inc.

Emerging Markets Fund	$ 2,200
Global Leaders Fund	71,119
Global Opportunities Fund	17,628
International Growth Fund	14,004
Precious Metals Fund	2,000

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

4. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals (Bermuda) Ltd., a wholly-owned, unconsolidated foreign subsidiary of Precious Metals Fund, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At April 30, 2002, the fair value of the Fund’s investment in the foreign subsidiary was determined as follows:

Cash and cash equivalents	$ 957,412
Accrued expenses and other liabilities	(45,290)
$ 912,122

During the six months ended April 30, 2002 the foreign subsidiary had no purchases of precious metals or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administrative expenses, and net investment loss of $11,498, $15,846 and ($4,348), respectively. Management fees paid or accrued to EIMC totaled $1,773 during the six months ended April 30, 2002.

5. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees for each class are calculated and paid daily. These fees are 0.25% for Class A and Class IS, and 1.00% for Class B and Class C.

6. ACQUISITIONS

Effective on the close of business on August 3, 2001, Global Leaders Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Perpetual Global Fund in exchange for Class A, Class B, Class C and Class I shares of Global Leaders Fund.

On August 3, 2001, International Growth Fund acquired substantially all of the assets and assumed certain liabilities of Evergreen Perpetual International Fund in exchange for Class A, Class B, Class C and Class I shares of International Growth Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized depreciation acquired and the aggregate net assets of each acquiring fund immediately after the acquisition were as follows:

Acquiring Fund	Acquired Fund	Value of Net Assets Acquired	Number of Shares Issued	Unrealized Depreciation	Net Assets After Acquisition

Global Leaders Fund	Evergreen Perpetual Global Fund	$ 118,115,703	7,668,028	$ (9,766,237)	$ 436,031,718
International Growth Fund	Evergreen Perpetual International Fund	$ 116,623,935	16,398,491	$ (13,077,349)	$ 858,389,496

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and Class IS. Transactions in shares of the Funds were as follows:

Emerging Markets Growth Fund

	Six Months EndedApril 30, 2002		Year EndedOctober 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,584,432	$ 22,112,459	1,471,992	$ 11,294,904
Automatic conversion of Class B shares to Class A shares	46,212	415,846	1,572	13,280
Shares redeemed	(2,482,135)	(21,526,365)	(1,625,813)	(12,617,852)

Net increase (decrease)	148,509	1,001,940	(152,249)	(1,309,668)

Class B
Shares sold	71,190	599,606	78,562	623,926
Automatic conversion of Class B shares to Class A shares	(48,515)	(415,846)	(1,640)	(13,280)
Shares redeemed	(34,629)	(273,238)	(102,712)	(773,969)

Net decrease	(11,954)	(89,478)	(25,790)	(163,323)

Class C
Shares sold	191,202	1,659,084	49,464	397,179
Shares redeemed	(20,727)	(166,076)	(37,636)	(286,972)

Net increase	170,475	1,493,008	11,828	110,207

Class I
Shares sold	95,826	856,081	133,388	1,110,551
Shares redeemed	(228,558)	(1,905,867)	(664,679)	(5,411,436)

Net decrease	(132,732)	(1,049,786)	(531,291)	(4,300,885)

Net increase (decrease)		$ 1,355,684		$ (5,663,669)

Global Leaders Fund

	Six Months EndedApril 30, 2002		Year EndedOctober 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	3,283,150	$ 48,629,854	2,465,017	$ 38,858,515
Automatic conversion of Class B shares to Class A shares	139,872	2,101,493	76,501	1,238,467
Shares issued in reinvestment of distributions	0	0	310,492	5,355,983
Shares issued in acquisition of Evergreen Perpetual Global Fund	0	0	2,625,201	41,528,538
Shares redeemed	(4,141,938)	(61,295,308)	(3,837,865)	(60,312,964)

Net increase (decrease)	(718,916)	(10,563,961)	1,639,346	26,668,539

Class B
Shares sold	186,833	2,642,040	641,594	10,205,648
Automatic conversion of Class B shares to Class A shares	(146,013)	(2,101,493)	(79,351)	(1,238,467)
Shares issued in reinvestment of distributions	0	0	580,361	9,680,416
Shares issued in acquisition of Evergreen Perpetual Global Fund	0	0	208,011	3,165,032
Shares redeemed	(948,712)	(13,415,524)	(2,178,691)	(32,964,099)

Net decrease	(907,892)	(12,874,977)	(828,076)	(11,151,470)

Class C
Shares sold	78,071	1,099,640	150,700	2,433,190
Shares issued in reinvestment of distributions	0	0	13,853	230,657
Shares issued in acquisition of Evergreen Perpetual Global Fund	0	0	4,833,521	73,401,339
Shares redeemed	(687,774)	(9,678,191)	(569,840)	(8,030,408)

Net increase (decrease)	(609,703)	(8,578,551)	4,428,234	68,034,778

Class I
Shares sold	11,717	174,514	95,685	1,536,029
Shares issued in reinvestment of distributions	0	0	87,718	1,534,191
Shares issued in acquisition of Evergreen Perpetual Global Fund	0	0	1,295	20,794
Shares redeemed	(399,547)	(6,014,750)	(845,936)	(14,208,222)

Net decrease	(387,830)	(5,840,236)	(661,238)	(11,117,208)

Net Increase (decrease)		$ (37,857,725)		$ 72,434,639

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

Global Opportunities Fund

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,461,981	$ 24,419,542	1,429,636	$ 26,423,885
Automatic conversion of Class B shares to Class A shares	1,018,201	17,519,541	501,713	9,707,464
Shares issued in reinvestment of distributions	0	0	741,424	14,198,273
Shares redeemed	(1,731,292)	(29,050,543)	(1,468,677)	(26,376,951)

Net increase	748,890	12,888,540	1,204,096	23,952,671

Class B
Shares sold	131,140	1,953,348	391,029	6,575,648
Automatic conversion of Class B shares to Class A shares	(1,142,231)	(17,519,541)	(558,429)	(9,707,464)
Shares issued in reinvestment of distributions	0	0	2,064,939	35,558,593
Shares redeemed	(707,383)	(10,538,335)	(1,747,230)	(28,401,245)

Net increase (decrease)	(1,718,474)	(26,104,528)	150,309	4,025,532

Class C
Shares sold	187,307	2,810,937	233,362	3,779,726
Shares issued in reinvestment of distributions	0	0	428,315	7,405,565
Shares redeemed	(224,351)	(3,379,864)	(443,149)	(7,297,875)

Net increase (decrease)	(37,044)	(568,927)	218,528	3,887,416

Class I
Shares sold	2,392	40,752	6,977	137,823
Shares issued in reinvestment of distributions	0	0	9,915	191,848
Shares redeemed	(2,499)	(41,060)	(10,258)	(197,568)

Net increase (decrease)	(107)	(308)	6,634	132,103

Net increase (decrease)		($13,785,223)		$ 31,997,722

International Bond Fund

	Six Months Ended April 30, 2002		Period Ended October 31, 2001 (a)		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount	Shares	Amount

Class I
Shares sold	95,839	$ 791,529	1,880	$ 15,800	226,907	$ 1,937,532
Shares issued in reinvestment of distributions	127,141	1,046,230	0	0	402,718	3,377,771
Shares redeemed	(714,861)	(6,051,824)	(76,974)	(655,184)	(1,746,006)	(14,260,489)

Net decrease	(491,881)	(4,214,065)	(75,094)	(639,384)	(1,116,381)	(8,945,186)

Class IS
Shares sold	14,270	118,062	3,217	27,469	15,914	136,426
Shares issued in reinvestment of distributions	214	1,760	0	0	804	6,706
Shares redeemed	(27,484)	(229,456)	(296)	(2,500)	(15,498)	(132,995)

Net increase (decrease)	(13,000)	(109,634)	2,921	24,969	1,220	10,137

Net decrease		$ (4,323,699)		$(614,415)		$ (8,935,049)

(a) For the one month ended October 31, 2001. The fund changed its fiscal year end from September 30 to October 31, effective October 31, 2001.

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

International Growth Fund

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	38,399,121	$ 260,301,009	18,656,351	$ 137,292,004
Automatic conversion of Class B shares to Class A shares	669,199	4,668,646	31,977	237,405
Shares issued in reinvestment of distributions	144,530	942,343	1,175,710	9,104,421
Shares redeemed	(35,641,583)	(241,874,912)	(20,545,105)	(151,775,613)
Shares issued in acquisition of Evergreen Perpetual International Fund	0	0	8,491,506	60,916,499

Net increase	3,571,267	24,037,086	7,810,439	55,774,716

Class B
Shares sold	405,547	2,668,786	885,798	6,458,290
Automatic conversion of Class B shares to Class A shares	(683,858)	(4,668,646)	(32,539)	(237,405)
Shares issued in reinvestment of distributions	33,948	216,926	495,062	3,773,670
Shares redeemed	(518,508)	(3,431,037)	(1,886,082)	(13,977,231)
Shares issued in acquisition of Evergreen Perpetual International Fund	0	0	574,785	4,045,280

Net increase (decrease)	(762,871)	(5,213,971)	37,024	62,604

Class C
Shares sold	1,117,478	7,403,040	1,585,550	11,198,633
Shares issued in reinvestment of distributions	43,983	281,050	25,420	193,770
Shares redeemed	(1,354,960)	(8,922,941)	(1,133,543)	(7,808,882)
Shares issued in acquisition of Evergreen Perpetual International Fund	0	0	6,931,365	48,776,152

Net increase (decrease)	(193,499)	(1,238,851)	7,408,792	52,359,673

Class I
Shares sold	27,218,913	186,533,358	23,105,366	169,077,737
Shares issued in reinvestment of distributions	423,790	2,775,824	5,677,954	43,963,563
Shares redeemed	(21,629,702)	(147,667,205)	(14,462,183)	(106,664,784)
Shares issued in acquisition of Evergreen Perpetual International Fund	0	0	400,835	2,886,004

Net increase	6,013,001	41,641,977	14,721,972	109,262,520

Net increase		$ 59,226,241		$ 217,459,513

Latin America Fund

	Six Months EndedApril 30, 2002		Year EndedOctober 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	550,717	$ 5,619,578	436,798	$ 4,577,333
Automatic conversion of Class B shares to Class A shares	401,099	3,808,418	329,457	3,514,454
Shares issued in reinvestment of distributions	759	7,199	0	0
Shares redeemed	(540,040)	(5,542,610)	(432,953)	(4,391,815)

Net increase	412,535	3,892,585	333,302	3,699,972

Class B
Shares sold	7,377	71,828	28,278	290,707
Automatic conversion of Class B shares to Class A shares	(422,644)	(3,808,418)	(345,055)	(3,514,454)
Shares issued in reinvestment of distributions	162	1,462	0	0
Shares redeemed	(236,298)	(2,226,727)	(535,602)	(5,259,639)

Net decrease	(651,403)	(5,961,855)	(852,379)	(8,483,386)

Class C
Shares sold	18,850	178,459	10,784	107,794
Shares issued in reinvestment of distributions	55	499	0	0
Shares redeemed	(52,524)	(490,936)	(75,991)	(723,134)

Net decrease	(33,619)	(311,978)	(65,207)	(615,340)

Class I
Shares sold	3,918	42,016	10,211	108,350
Shares issued in reinvestment of distributions	46	443	0	0
Shares redeemed	(9,178)	(90,597)	(19,093)	(201,449)

Net decrease	(5,214)	(48,138)	(8,882)	(93,099)

Net decrease		$ (2,429,386)		$ (5,491,853)

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

Precious Metals Fund

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,416,610	$ 21,342,566	1,463,553	$ 15,933,891
Automatic conversion of Class B shares to Class A shares	154,367	2,313,385	3,168	31,356
Shares issued in reinvestment of distributions	48,134	602,164	14,888	148,880
Shares redeemed	(1,182,774)	(17,454,024)	(1,883,189)	(20,475,155)

Net increase (decrease)	436,337	6,804,091	(401,580)	(4,361,028)

Class B
Shares sold	614,931	9,335,019	495,700	5,634,425
Automatic conversion of Class B shares to Class A shares	(158,696)	(2,313,385)	(3,238)	(31,356)
Shares issued in reinvestment of distributions	5,758	70,127	1,169	11,442
Shares redeemed	(274,707)	(4,071,029)	(349,133)	(3,624,546)

Net increase	187,286	3,020,732	144,498	1,989,965

Class C
Shares sold	346,364	5,437,591	130,223	1,567,979
Shares issued in reinvestment of distributions	1,577	19,195	54	523
Shares redeemed	(72,391)	(1,094,122)	(25,082)	(283,770)

Net increase	275,550	4,362,664	105,195	1,284,732

Class I
Shares sold	16,026	226,015	32,069	377,965
Shares issued in reinvestment of distributions	102	1,255	0	0
Shares redeemed	(3,584)	(56,292)	(30,307)	(363,219)

Net increase	12,544	170,978	1,762	14,746

Net increase (decrease)		$ 14,358,465		$ (1,071,585)

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended April 30, 2002:

	Cost of Purchases	Proceeds from Sales

Emerging Markets Growth Fund	$ 26,155,735	$ 25,168,162
Global Leaders Fund	111,255,192	148,957,312
Global Opportunities Fund	188,313,504	198,286,329
International Bond Fund	16,511,635	20,605,032
International Growth Fund	439,831,205	391,448,219
Latin America Fund	9,910,552	9,970,471
Precious Metals Fund	23,924,834	16,057,043

At April 30, 2002, the International Bond Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:
Exchange Date	Contracts to Receive	U.S. Value at April 30, 2002	In Exchange for U.S. $	Unrealized Gain

5/20/2002	22,924,350 Australian Dollar	$12,301,490	$12,194,608	$106,882
5/20/2002	13,705,817 Euro	12,331,051	12,309,192	21,859
5/13/2002	1,520,644,000 Japanese Yen	11,845,937	11,600,000	245,937

Forward Foreign Currency Exchange Contracts to Sell:
Exchange Date	Contracts to Deliver	U.S. Value at April 30, 2002	In Exchange for U.S. $	Unrealized Gain (Loss)

5/20/2002	22,924,350 Australian Dollar	$12,301,490	$12,309,192	$7,702
5/20/2002	12,806,523 Euro	12,421,655	12,194,608	(227,047)

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

Global Leaders Fund loaned securities during the six months ended April 30, 2002 to certain brokers. At April 30, 2002, the value of securities on loan was $33,279,704, the value of collateral (including accrued interest) was $35,046,677 and income earned from securities lending was $59,822.

On April 30, 2002 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Growth Fund	$ 48,641,734	$ 12,308,632	$ (3,914,812)	$ 8,393,820
Global Leaders Fund	302,396,081	80,033,304	(10,099,366)	69,933,938
Global Opportunities Fund	132,014,573	23,955,232	(6,732,231)	17,223,001
International Bond Fund	59,695,877	1,267,534	(2,754,909)	(1,487,375)
International Growth Fund	835,867,313	99,424,414	(37,935,590)	61,488,824
Latin America Fund	14,568,740	3,425,020	(128,947)	3,296,073
Precious Metals Fund	81,088,623	47,113,881	(11,935,098)	35,178,783

As of October 31, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Capital Loss Carryforward	Expiration
		2005	2006	2007	2008	2009

Emerging Markets Growth Fund	$ 10,809,224	$ 0	$ 5,898,753	$ 0	$ 0	$ 4,910,471
Global Leaders Fund	30,205,006	0	0	0	12,630,690	17,574,316
Global Opportunities Fund	40,735,169	0	0	0	0	40,735,169
International Bond Fund	291,519	288,958	0	0	0	2,561
International Growth Fund	112,248,565	49,245	0	0	9,908,819	102,290,501
Latin America Fund	18,089,890	0	12,118,113	5,971,777	0	0
Precious Metals Fund	99,565,919	3,667,837	50,308,129	33,416,250	12,173,703	0

Certain portions of the capital loss carryover of International Growth Fund were assumed as a result of the merger with Evergreen Perpetual International Fund.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Emerging Markets Growth Fund	$ 258	0.00%
Global Leaders Fund	2,235	0.00%
Global Opportunities Fund	999	0.00%
International Bond Fund	6,478	0.02%
International Growth Fund	8,758	0.00%
Latin America Fund	1,581	0.02%
Precious Metals Fund	441	0.00%

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Funds’ Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

EVERGREEN
Global and International Funds
Combined Notes to Financial Statements (Unaudited) (continued)

11. FINANCING AGREEMENT

The Funds and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended April 30, 2002, the Funds had average borrowings outstanding as follows:

	Interest Expense	Interest Expense as a % of Average Daily Net Assets	Average Borrowings Outstanding	Average Interest Rate

International Bond Fund	$1,010	0.00%	$82,320	2.44%
International Growth Fund	19,918	0.00%	1,638,536	2.34%

12. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Funds began amortizing premium and accreting discount on all fixed-income securities.

Prior to November 1, 2001, each Fund was already complying with the accounting practice of amortizing premiums on its fixed-income securities. In addition, International Bond Fund was also following the accounting practice of accreting discounts on its fixed-income securities. All other Funds began the accounting practice of accreting discounts on November 1, 2001, although they did not hold any fixed-income securities. As a result, there is no cumulative effect to the financial statements as a result of implementing the new accounting policy. There is also no impact to current year financial statements.

13. SUBSEQUENT EVENT

Effective on the close of business on June 14, 2002, Emerging Markets Growth Fund acquired all of the assets and assumed the identified liabilities of Latin America Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of Emerging Markets Growth Fund.

EVERGREEN
Global and International Funds
Additional Information (Unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On May 13, 2002, a Special Meeting of Shareholders for Latin America Fund was held to consider a number of proposals. On February 28, 2002, the record date for the meeting, Latin America Fund had the following net assets outstanding:

Record date net assets	$18,412,054
Net assets represented at meeting	5,514,053
Percentage of record date net assets represented at meeting	29.94%

Proposal 1 - To approve the reorganization of Latin America Fund into Emerging Markets Growth Fund.

	Net assets voted	Percentage of Net assetsVoted

Affirmative	$4,995,324	90.59%
Against	290,024	5.26
Abstain	228,705	4.15
Total	$5,514,053	100.00%

Proposal 2 - To transact such other business as may properly come before the Meeting or any adjournment thereof.

	Net assets voted	Percentage of Net assetsVoted

Affirmative	$4,929,700	89.40%
Against	293,865	5.33
Abstain	290,488	5.27
Total	$5,514,053	100.00%

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Board of Trustees

Name, Address and Date of Birth	Position with Trust	Begining Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

549427 6/2002

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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034